UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone Strategic Credit Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end:   December 31

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone Strategic Credit Fund
(NYSE: BGB)

Semi-Annual Report
June 30, 2022

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	63
Statements of Operations	64
Statements of Changes in Net Assets	65
Statements of Cash Flows	66
Financial Highlights	67
Notes to Financial Statements	72
Summary of Dividend Reinvestment Plan	88
Additional Information	89
Privacy Procedures	91
Approval of Investment Advisory Agreement	102
Trustees & Officers	106

Blackstone Credit Funds	Manager Commentary

June 30, 2022 (Unaudited)

To Our Shareholders:

Global credit markets endured a challenging first half of 2022 amid mounting macro headwinds that included inflation, rising interest rates, supply chain issues, lockdowns in China, the war in Ukraine, the escalating energy crisis in Europe, and, most recently, recession concerns.

Markets also fretted over an increasingly hawkish Federal Reserve (the “Fed”), which embarked on a monetary policy-tightening regime that included balance sheet reduction and rate hikes in an attempt to subdue record-high and persistent inflation. Interest rate risk morphed into rising credit risk over the second quarter, as investors worried that the Fed’s determination to do whatever it takes to subdue rising prices might push the economy into recession.

High yield was the first to feel the impact of rate volatility, with loans holding up during the first quarter, buoyed by inflows as investors sought floating rate assets to hedge against rising rates. By the end of the first half of the year, however, a mix of fundamental and technical factors applied pressure to both markets, pushing returns into negative territory.

Loan prices fell significantly over the first half of 2022 to levels last seen during the height of the COVID-19 pandemic. From $98.7 at the start of the year, average prices ended the first half of the year at $92.2.1 High yield experienced an even more dramatic decline in price, falling from $103.44 in January to $85.83 on average through June 30.2 Despite their decline in price, loans outperformed other credit asset classes during the first half of the year, returning -4.55%.

6-Month Total Returns as of June 30, 2022
US Loans (S&P/LSTA Leveraged Loan Index)	-4.55%
US High Yield Bonds (Bloomberg High Yield US High Yield Index)	-14.19%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	0.15%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	-11.71%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	-10.35%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	-14.39%
Emerging Markets (Bloomberg EM USD Aggregate Index)	-17.14%
US Large Cap Equities (S&P 500® Index)	-20.58%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Collateralized loan obligation (“CLO”) creation continued, despite widening liability spreads and limited primary loan supply. The first half of the year’s $77.03 billion lagged the same period in 2021 by $6.14 billion3, with managers opting for “print and sprint,” short-dated, and static transactions, to take advantage of cheap loans. CLO AAA spreads widened to an average of 159 basis points by the end of the second quarter, their widest in two years.4

Demand for loans from CLOs helped counter some of the dynamics in the loan retail space.5 After $19.6 billion in net inflows to loan mutual funds and exchange-traded funds (ETFs) in the first quarter of 2022, loan retail funds turned negative, with $4.5 billion exiting loan funds in the second quarter of 2022.6

Primary issuance slowed severely, and banks were forced to sell paper at heavy discounts, given the secondary market sell-off. Institutional loan volume was $168 billion over the first half of the year compared to $268 billion in the six months prior7, while the $24.7 billion of high yield bonds that priced over the first six months was a fifth of the volume recorded in the same period in 2021.8 Banks are now looking to resume primary market activity in September in an effort to clear the backlog of roughly $40 billion of underwritten loans.9

We anticipate ongoing volatility over the second half of the year, with monetary policy likely to provide direction. Loans should benefit from additional demand due to ongoing hikes, as the Fed acts to tamp down the inflationary environment that we believe will remain high for longer.10

We are mindful that default rates have started to increase and have already adopted a more cautious approach to our investment strategy, generally rotating into higher-quality assets in more defensive sectors. We recognize that rising rates will increase the interest burden on leveraged borrowers,11 and we expect this and the slower growth environment to impact borrowers unevenly.

We see room for optimism around recovery rates, which have meaningfully improved since the initial COVID-19-induced restructuring wave. Over the last twelve months, high yield bond recoveries have averaged 68% (eight data points) compared to 22% in 2020, while first-lien loans have averaged 64% compared to 48% in 2020.12

We will rely on active management to navigate the choppier markets, while taking advantage of opportunities as they arise. We believe that staying higher up in the capital structure in senior secured loans should provide protection against rising stress. Refinancing risk is negligible over the near term, with just $331 billion of loans and bonds set to mature in 2023/2024, but we are aware that this rises sharply to roughly $1 trillion in 2025/2026.

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

2	www.blackstone-credit.com

Blackstone Credit Funds	Manager Commentary

June 30, 2022 (Unaudited)

All figures are approximate and as of June 30, 2022, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB ‘s portfolio and performance positioning, these terms refer to BSL’s, BGX’s and BGB’s adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL’s, BGX’s and BGB’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL’s, BGX’s and BGB’s prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[1]	S&P/ LSTA Index
[2]	Bloomberg/ Barclays High Yield Index, July 1, 2022.
[3]	LCD, Second Quarter Review, July 1, 2022.
[4]	LCD, Second Quarter Review, July 1, 2022.
[5]	Lipper, LCD, July 1, 2022.
[6]	Lipper, July 1, 2022.
[7]	LCD, Second Quarter Review, July 1, 2022.
[8]	LCD, Second Quarter Review, July 1, 2022.
[9]	Blackstone Credit, July 1, 2022.
[10]	Joe Zidle, “Longer Runway for Growth – and Inflation”, May 16, 2022.
[11]	J.P. Morgan, Interest(ing) coverage scenarios, April 19, 2022. Assuming a 300 basis point increase in rates, interest coverage will erode to 2.1x from 3.9x at the end of 4Q21.
[12]	JPMorgan Default Monitor, July 1, 2022.

Semi-Annual Report | June 30, 2022	3

Blackstone Senior Floating Rate Term Fund	Fund Summary

June 30, 2022 (Unaudited)

Blackstone Senior Floating Rate Term Fund

Fund Overview

Blackstone Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2022, BSL outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the five-year, ten-year, and since inception periods and underperformed its benchmark for the six-month, one-year and three-year periods. On a share price basis, the Fund underperformed its benchmark for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 4.8% for the six months ended June 30, 2022, compared to its peer group average discount of 6.0% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2022 was primarily attributable to the Fund’s leverage and allocation to high yield. The Fund’s allocation to CLO securities also contributed to the Fund’s underperformance for the period. By issuer, the largest positive contributors to performance were Thunder Finco US, Project Leopard Holdings, and UWH PLLC. The most significant detractors were Envision Healthcare, Bright Bidco BV, and Park River Holdings.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, healthcare, and business equipment and services; the largest sector underweights included cable and satellite television, lodging and casinos, and utilities. The Fund reduced its allocation to broadly syndicated senior loans and high yield bonds during the period in favor of CLO securities.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Fund Summary

June 30, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of June 30, 2022)

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-9.49%**	-7.65%	1.99%	3.26%	4.30%	4.77%
Market Price*	-20.58%	-13.33%	-0.77%	1.48%	3.63%	3.74%
S&P LLI	-4.55%	-2.78%	2.08%	2.91%	3.74%	4.11%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2022 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2022	5

Blackstone Senior Floating Rate Term Fund	Fund Summary

June 30, 2022 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.
Portfolio Characteristics
Average All-In Rate	5.87%
Current Dividend Yield^	6.68%
Effective Duration^^	0.44 yr
Average Position*	0.24%
Leverage*	32.80%

^	Using current dividend rate of $0.074/share and market price/share as of 6/30/2022.

^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*
AqGen Ascensus, Inc.	1.0%
Vantage Specialty Chemicals, Inc.	0.9%
AMC Entertainment Holdings, Inc.	0.9%
Carestream Health, Inc.	0.9%
PetVet Care Centers LLC	0.9%
Idera, Inc.	0.9%
Park River Holdings, Inc.	0.9%
Mitchell International, Inc.	0.9%
Ivanti Software, Inc.	0.9%
Rocket Software, Inc.	0.9%
Top 10 Issuer	9.0%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	17.3%
Business Equipment & Services	15.3%
Healthcare	13.1%
Building & Development	4.7%
Industrial Equipment	4.3%
Top 5 Industries	54.7%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2022 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of June 30, 2022, BGX outperformed a composite weighting of the S&P LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the three-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the six-month and one-year periods. On a share price basis, the Fund underperformed its benchmark for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 9.1% for the six months ended June 30, 2022, compared to its peer group average discount of 8.6% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2022 was primarily attributable to leverage, credit selection within the Fund’s loan allocation, and an allocation to CLO securities. By issuer, the largest positive contributors to performance were PBF Finance, Project Leopard Holdings, and Inmar. The most significant detractors were Envision Healthcare, Bright Bidco, and Park River Holdings.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and structured finance obligations; the largest sector underweights included telecom, lodging & casinos, and cable & satellite television. The Fund reduced its allocation to broadly syndicated loans during the period in favor of high yield bonds and CLO securities.

Semi-Annual Report | June 30, 2022	7

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of June 30, 2022)

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-11.78%**	-9.83%	1.61%	3.28%	4.80%	4.82%
Market Price*	-19.44%	-18.32%	-1.96%	1.96%	3.70%	3.26%
70% S&P LLI / 30% Bloomberg HYI	-7.50%	-5.85%	1.38%	2.59%	3.97%	3.99%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2022 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2022 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics
Average All-In Rate	5.93%
Current Dividend Yield^	8.24%
Effective Duration^^	1.11 yr
Average Position*	0.23%
Leverage*	39.71%

^	Using current dividend rate of $0.079/share and market price/share as of 6/30/2022.

^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*
Carestream Health, Inc.	1.3%
AMC Entertainment Holdings, Inc.	1.0%
Park River Holdings, Inc.	0.9%
Vantage Specialty Chemicals, Inc.	0.9%
Weld North Education Llc	0.8%
Mitchell International, Inc.	0.8%
Ivanti Software, Inc.	0.8%
ProAmpac PG Borrower LLC	0.8%
Garda World Security	0.8%
Access CIG LLC	0.8%
Top 10 Issuer	8.8%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	16.4%
Business Equipment & Services	14.3%
Healthcare	10.9%
Structured Finance Obligations	4.7%
Building & Development	4.5%
Top 5 Industries	50.8%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Semi-Annual Reporut | June 30, 2022	9

Blackstone Strategic Credit Fund	Fund Summary

June 30, 2022 (Unaudited)

Blackstone Strategic Credit Fund

Fund Overview

Blackstone Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2022, BGB outperformed a composite weighting of the S&P LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the since inception period and underperformed its benchmark for the six-month, one-year, three-year, and five-year periods. On a share price basis, the Fund underperformed for the six-month, one-year, three-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 9.1% for the six months ended June 30, 2022, compared to its peer group average discount of 8.6% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2022 was primarily attributable to leverage and negative credit selection in loans. By issuer, the largest positive contributors to performance were Ridgeback Resources, PBF Finance, and Inmar. The most significant detractors were Envision Healthcare, Bright Bidco, and Park River Holdings.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and healthcare; the largest sector underweights included cable & satellite television, lodging and casinos, and telecom. The Fund reduced its allocation to broadly syndicated loans during the period in favor of high yield bonds.

10	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Fund Summary

June 30, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of June 30, 2022)

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-11.18%**	-9.36%	0.57%	2.23%	3.90%
Market Price*	-14.98%	-14.41%	-1.15%	1.33%	2.22%
75% S&P LLI / 25% Bloomberg HYI	-7.01%	-5.34%	1.50%	2.64%	3.65%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2022 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2022	11

Blackstone Strategic Credit Fund	Fund Summary

June 30, 2022 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics
Average All-In Rate	5.85%
Current Dividend Yield^	7.20%
Effective Duration^^	1.03 yr
Average Position*	0.22%
Leverage*	37.52%

^	Using current dividend rate of $0.067/share and market price/share as of 6/30/2022.

^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*
Carestream Health, Inc.	1.3%
AMC Entertainment Holdings, Inc.	0.9%
PetVet Care Centers LLC	0.9%
Park River Holdings, Inc.	0.9%
Vantage Specialty Chemicals, Inc.	0.9%
Weld North Education Llc	0.9%
ECi Macola/MAX Holding LLC	0.8%
Mitchell International, Inc.	0.8%
Ivanti Software, Inc.	0.8%
Ridgeback Resources	0.8%
Top 10 Issuer	9.0%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	17.1%
Business Equipment & Services	14.4%
Healthcare	11.5%
Building & Development	4.5%
Oil & Gas	3.8%
Top 5 Industries	51.3%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 135.09%
Aerospace & Defense - 4.21%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$976,531	$932,592
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,544,340	1,431,418
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	314,102	291,134
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	913,423	844,917
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	492,350	455,424
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,702,799	1,429,499
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,324,259	2,188,952
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	613,846	584,308
		8,158,244

Air Transport - 2.81%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,070,456
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	782,743	697,135
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	245,440	217,214
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	2,343,140	2,186,208
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	173,714	167,200
United AirLines, Inc., First Lien Class B Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2028	1,187,197	1,108,552
		5,446,765

Automotive - 1.99%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	5,550	2,482
Burgess Point Purchaser Corp. TL 1L, First Lien Term Loan 06/29/2029	1,472,000	$1,324,800
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,347,366	1,340,946
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	1,417,877	1,180,886
		3,849,114

Beverage & Tobacco - 1.05%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,280,745	2,027,423

Brokers, Dealers & Investment Houses - 2.48%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,871,638	1,785,243
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,279,952	1,201,958
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	304,000	297,666
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	1,626,478	1,509,575
		4,794,442

Building & Development - 6.61%
Arc Falcon I, Inc., First Lien Term Loan, 1M US L + 3.75%, 09/30/2028	70,355	65,149
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/23/2027	1,698,552	1,498,972
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,804,857	1,588,274

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	13

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	$437,457	$384,691
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	2,173,102	1,791,798
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	3,059,076	2,523,738
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	586,771	543,349
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	485,739	448,855
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,597,622	1,503,762
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,090,411	987,956
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,572,872	1,453,924
		12,790,468

Business Equipment & Services - 22.28%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,463,884	1,386,664
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,074,290	1,031,318
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	593,486	544,523
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/29/2028	559,182	538,213
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	2,074,263	1,905,729
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,265,513	1,200,124
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 08/02/2028	1,127,869	1,054,558
3M US L + 6.50%, 08/02/2029	1,865,513	1,748,918
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	785,027	747,738
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	536,408	492,600
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	717,648	672,573
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029(b)	601,071	583,039
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028(b)	551,446	519,738
DTI Holdco, Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/26/2029	761,150	714,663
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	698,326	658,870
Element Materials Technology Group Holdings DTL, First Lien Term Loan, L + 4.250%, 04/12/2029	82,186	79,078
Element Materials Technology Group Holdings TL, First Lien Term Loan, L + 4.250%, 04/12/2029	178,068	171,336
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	803,293
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	347,345	330,847
eResearchTechnology, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/04/2027	768,243	711,747
Foundational Education Group, Inc., First Lien Term Loan, 1M US L + 4.25%, 08/31/2028	582,217	558,928
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	659,368	620,630
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,151,356	2,000,761
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	218,182	201,273
Inmar, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/01/2024	598,425	564,390
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	1,002,931	1,005,438
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,399,633
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	899,829	840,697
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,131,547	1,050,924
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	520,179	414,452
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	932,180	851,584

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	$920,551	$892,934
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,322,615	1,255,380
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	2,329,002	2,128,126
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	412,371	389,369
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025(b)	1,633,679	1,584,669
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,519,235	1,481,254
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,273,800	1,222,848
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	514,883	484,634
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	239,173	224,375
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	381,255	357,667
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	303,975	294,287
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028(b)	549,240	523,151
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	1,128,568	1,036,871
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	953,678	901,226
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,127,878	1,064,908
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	713,846	669,231
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	626,038	593,662
1M US L + 3.75%, 02/15/2029	631,919	599,271
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,124,811	2,025,646
		43,133,788

Cable & Satellite Television - 0.23%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	492,268	449,195

Chemical & Plastics - 4.48%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,104,609	2,057,256
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	421,358	371,497
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,510,874	1,420,222
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.50%, 0.75% Floor, 08/18/2028	1,156,757	1,098,919
Hexion Holdings Corp., First Lien Term Loan, 3M US L + 4.50%, 03/15/2029	398,733	359,108
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	752,060	714,457
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,419,711	1,349,613
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	638,400	606,879
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	698,224
		8,676,175

Clothing & Textiles - 0.46%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	942,074	886,336

Conglomerates - 3.17%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	1,423,175	1,357,709
Hunter Douglas Inc., First Lien Term Loan, L + 4.000%, 02/26/2029	1,065,217	920,918

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	15

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Conglomerates (continued)
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	$586,950	$439,898
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,333,412	1,249,407
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	341,143	329,203
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3M US L + 1.38%, 0.75% Floor, 08/01/2025(b)(c)	65,399	63,274
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	1,821,462	1,773,648
		6,134,057

Containers & Glass Products - 4.47%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	1,016,630	948,851
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	808,171	763,217
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 0.50% Floor, 04/13/2029	1,916,709	1,796,914
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	250,707	226,995
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	585,229
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	570,000	529,387
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,451,869	2,277,786
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	800,000	400,000
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	97,297	91,556
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	1,093,243	1,028,742
		8,648,677

Diversified Insurance - 1.20%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	334,316	313,839
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	381,644	361,291
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,776,442	1,646,762
		2,321,892

Drugs - 1.85%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.60%, 0.75% Floor, 12/04/2026	592,222	563,351
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,880,867	1,780,561
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	501,417	478,853
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	408,184	376,550
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	397,419	373,574
		3,572,889

Ecological Services & Equipment - 0.37%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	759,692	710,631

Electronics/Electric - 25.35%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	582,791	547,824
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	326,531	307,961
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	1,877,707	1,754,097
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	974,582	939,497
CDK Global, Inc., First Lien Term Loan, L + 4.500%, 06/08/2029	1,090,073	1,033,395
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	1,302,176	1,202,344

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	$2,128,500	$1,830,521
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,858,889	1,557,749
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	567,442	417,070
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	586,236	526,147
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	305,692
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,097,194	1,051,737
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	668,275	624,837
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,710,645	1,553,488
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,224,415	2,103,474
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,578,578	1,423,349
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	911,911	867,455
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	2,095,858	1,970,630
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	753,633
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	2,795,877	2,587,067
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,564,712	1,412,935
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	752,400	713,840
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,791,414	1,691,543
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	252,284	216,335
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	2,089,500	1,805,683
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	493,434
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	728,112	696,257
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	1,711,506	1,543,410
McAfee Corp., First Lien Term Loan, 1M US L + 4.00%, 03/01/2029	1,370,413	1,251,646
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	705,038	668,023
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.85%, 05/02/2029	405,947	386,664
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	973,628	652,331
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,663,200	1,603,599
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	813,288	752,088
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	849,119	819,137
Project Castle, Inc., First Lien Term Loan, L + 5.500%, 06/01/2029	1,520,000	1,371,800
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	312,901	311,532
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,289,666	1,284,024
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	1,404,878	1,254,289
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,001,412	1,866,317
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	627,000	584,157
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	1,134,583	1,085,796
Sovos Compliance LLC, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	69,228	65,399
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	398,873	376,811
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	220,863	214,237

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	17

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	$777,136	$641,782
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,165,626	1,968,554
		49,089,590

Equipment Leasing - 0.40%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	842,021	777,606

Financial Intermediaries - 2.45%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	269,880	256,386
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	484,926	460,680
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	2,353,312	2,177,555
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	500,679	456,244
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,483,606	1,388,566
		4,739,431

Food Products - 0.57%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/18/2026	1,171,985	1,113,386

Food Service - 3.04%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	1,807,799	1,672,224
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	1,944,296	1,859,233
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,912,916	1,682,170
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	714,480	670,232
		5,883,859

Food/Drug Retailers - 1.19%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,023,879	1,907,505
3M US L + 4.25%, 0.50% Floor, 03/31/2026	221,823	210,732
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	199,479	188,009
		2,306,246

Healthcare - 19.03%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,181,995	1,091,874
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,296,599	2,084,164
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 7.25%, 1.00% Floor, 05/08/2023	155,819	155,001
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	2,850,019	2,467,632
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	269,360	253,872
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,312,789	1,237,303
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	1,759,054	598,518
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	579,064	511,024
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,985,789	1,522,445
Heartland Dental Care, Inc., First Lien Term Loan, L + 5.000%, 04/30/2025(b)	972,222	933,333
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,099,379	1,031,767

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	$1,392,207	$1,302,911
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	941,934	890,128
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	1,358,073	1,276,928
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	932,781	865,448
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,148,530	1,092,539
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,402,500	1,311,338
Parexel International Corporation, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/15/2028	749,296	705,649
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	1,225,544	1,141,288
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 3.25%, 12/29/2028(c)	2,046	1,918
3M US L + 3.25%, 0.50% Floor, 12/29/2028	27,008	25,320
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,610,553	1,523,309
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,096,206
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,297,544	1,221,313
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	743,489	699,151
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	560,449	533,827
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	2,332,569	2,180,229
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,291,799	1,154,384
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,027,219	1,768,749
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 10/01/2028	993,851	929,748
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,128,500	2,043,360
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	537,309	496,452
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,355,726	1,301,497
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	1,500,000	1,402,500
		36,851,125

Home Furnishings - 0.91%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 4.00%, 07/31/2028	148,148	135,062
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 3.75%, 0.50% Floor, 07/31/2028	1,138,958	1,040,723
Osmosis Buyer Limited, First Lien Term Loan, L + 4.000%, 07/31/2028	651,852	594,274
		1,770,059

Industrial Equipment - 6.39%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	842,800	800,660
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,593,995	1,501,352
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	584,429	551,555
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)	75,366	69,996
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,394,194	1,294,857
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,357,297	1,266,528
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.75%, 07/24/2026	209,474	197,953
3M US L + 4.75%, 07/24/2026	210,526	198,947

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	19

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	$468,085	$428,005
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	1,651,816	1,562,519
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.60%, 04/05/2029	1,690,837	1,580,088
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,493,079	1,389,654
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/30/2027	1,626,913	1,528,290
		12,370,404

Insurance - 1.41%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 10/14/2027	1,956,314	1,865,835
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	752,860	712,605
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	162,722	159,874
		2,738,314

Leisure Goods/Activities/Movies - 5.75%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	1,413,479	1,348,106
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,127,974	2,645,484
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026	1,381,923	1,348,522
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	871,111	823,200
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,440,119	918,378
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	226,131	140,020
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,225,788	1,135,895
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	161,104	149,289
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,908,852	1,839,656
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	872,874	782,859
		11,131,409

Oil & Gas - 0.12%
BCP Raptor II LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 11/03/2025	618	618
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	264,470	230,089
		230,707

Property & Casualty Insurance - 0.97%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/12/2027	1,168,969	1,098,831
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	840,712	779,310
		1,878,141

Publishing - 3.48%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	746,345	675,442
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,392,099	1,356,427
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,582,282	1,367,487
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	1,064,169	966,617
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 3M US L + 4.00%, 08/29/2025	1,346,667	1,281,858

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Publishing (continued)
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	$1,332,088	$1,082,988
		6,730,819

Radio & Television - 0.11%
Univision Communications, Inc., First Lien Term Loan, L + 4.250%, 06/08/2029	218,182	208,545

Retailers (except food & drug) - 0.03%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 6.04% (including 6.00% PIK), 01/31/2025(b)(d)	75,557	58,556

Surface Transport - 1.93%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,410,343	1,392,714
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,244,045	1,172,512
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	1,277,583	1,167,263
		3,732,489

Telecommunications - 4.18%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	2,126,488	1,945,736
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	1,024,091	952,568
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	1,353,750	1,298,246
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	1,254,928	883,156
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	1,884,740	1,765,295
Zayo Group Holdings, First Lien Term Loan, 1M US L + 5.30%, 03/09/2027	1,340,640	1,256,568
		8,101,569

Utilities - 0.12%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	281,616	239,154

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $281,313,161)		261,551,505

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.61%
Structured Finance Obligations - 5.61%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	441,566
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(e)	1,000,000	923,427
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	452,093
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	500,000	459,086
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	908,253
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	536,269
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	834,000	700,686
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(e)	1,000,000	913,366
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(e)	500,000	448,269
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	441,603
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	928,230
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	445,933
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	641,434
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	444,169
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	871,111
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(b)(e)	1,000,000	860,385

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	21

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Structured Finance Obligations (continued)
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	$500,000	$454,693
		10,870,573

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,107,158)		10,870,573

CORPORATE BONDS - 9.82%
Aerospace & Defense - 0.18%
Howmet Aerospace, Inc., 5.950%, 02/01/2037	70,000	66,128
Science Applications International Corp., 4.875%, 04/01/2028(e)	40,000	37,360
TransDigm, Inc.:
7.500%, 03/15/2027	40,000	37,566
4.625%, 01/15/2029	140,000	113,028
4.875%, 05/01/2029	110,000	89,735
		343,817

Air Transport - 0.07%
Air Canada, 3.875%, 08/15/2026(e)	50,000	42,397
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	120,000	101,325
		143,722

Automotive - 0.28%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	190,000	152,612
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	50,000	44,311
Ford Motor Credit Co. LLC, 4.389%, 01/08/2026	200,000	184,731
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	100,000	83,775
Titan International, Inc., 7.000%, 04/30/2028	80,000	75,273
		540,702

Brokers, Dealers & Investment Houses - 0.29%
CVR Energy, Inc., 5.250%, 02/15/2025(e)	240,000	220,998
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 05/15/2027	210,000	186,479
Navient Corp.:
6.750%, 06/25/2025	55,000	49,757
5.625%, 08/01/2033	160,000	111,340
		568,574

Building & Development - 0.33%
Advanced Drainage Systems, Inc., 6.375%, 06/15/2030(e)	56,000	54,853
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	60,000	45,785
Dycom Industries, Inc., 4.500%, 04/15/2029(e)	60,000	52,522
Griffon Corp., 5.750%, 03/01/2028	150,000	136,584
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	55,000	42,521
4.375%, 02/01/2031(e)	110,000	81,596
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	70,000	55,280
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024(e)	100,000	97,397
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	80,000	69,181
		635,719

Business Equipment & Services - 0.47%
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	160,000	136,448
4.500%, 02/15/2031(e)	55,000	45,100
5.625%, 07/15/2032(e)	200,000	169,497

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Open Text Corp., 3.875%, 02/15/2028(e)	$400,000	$356,346
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	240,000	201,102
		908,493

Cable & Satellite Television - 0.26%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	180,000	166,708
4.250%, 02/01/2031(e)	100,000	81,777
DISH DBS Corp., 7.375%, 07/01/2028	105,000	71,697
Viasat, Inc., 6.500%, 07/15/2028(e)	281,000	193,911
		514,093

Chemical & Plastics - 0.41%
Ashland LLC, 3.375%, 09/01/2031(e)	90,000	73,377
Chemours Co.:
5.750%, 11/15/2028(e)	46,000	39,289
4.625%, 11/15/2029(e)	140,000	110,353
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	80,000	71,641
Methanex Corp., 5.250%, 12/15/2029	290,000	245,662
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	80,000	67,780
Valvoline, Inc., 4.250%, 02/15/2030(e)	220,000	184,085
		792,187

Conglomerates - 0.26%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	38,000	31,043
LSB Industries, Inc., 6.250%, 10/15/2028(e)	110,000	97,236
NCR Corp., 5.250%, 10/01/2030(e)	110,000	95,016
Service Corp. International:
3.375%, 08/15/2030	110,000	90,228
4.000%, 05/15/2031	230,000	196,843
		510,366

Containers & Glass Products - 0.32%
Ball Corp., 3.125%, 09/15/2031	150,000	121,248
OI European Group BV, 4.750%, 02/15/2030(e)	145,000	121,627
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(e)	110,000	102,806
Sealed Air Corp., 6.875%, 07/15/2033(e)	220,000	222,079
Silgan Holdings, Inc., 4.125%, 02/01/2028	30,000	26,951
TriMas Corp., 4.125%, 04/15/2029(e)	20,000	17,112
		611,823

Cosmetics & Toiletries - 0.02%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	50,000	45,591

Ecological Services & Equipment - 0.04%
Stericycle, Inc., 3.875%, 01/15/2029(e)	100,000	81,886

Electronics/Electric - 0.40%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	70,000	55,658
Entegris, Inc., 3.625%, 05/01/2029(e)	140,000	117,289
Fair Isaac Corp., 4.000%, 06/15/2028(e)	250,000	221,921
Seagate HDD Cayman, 5.750%, 12/01/2034	130,000	114,634
Sensata Technologies, Senior Unsecured Bond,, 4.875%, 10/15/2023(e)	200,000	197,049

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	23

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	$80,000	$67,430
		773,981

Equipment Leasing - 0.03%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	60,000	53,790

Farming/Agriculture - 0.02%
Central Garden & Pet Co., 4.125%, 10/15/2030	60,000	49,307

Financial Intermediaries - 0.54%
Enova International, Inc., 8.500%, 09/15/2025(e)	100,000	87,110
Intesa Sanpaolo SpA, 5.017%, 06/26/2024(e)	400,000	382,354
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	170,000	127,290
5.750%, 11/15/2031(e)	145,000	111,208
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(e)	40,000	29,906
PRA Group, Inc., 5.000%, 10/01/2029(e)	80,000	66,402
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	270,000	252,639
		1,056,909

Food Products - 0.32%
B&G Foods, Inc., 5.250%, 04/01/2025	30,000	27,710
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	85,000	80,135
4.125%, 01/31/2030(e)	120,000	104,185
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	115,000	96,300
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	295,000	280,650
5.500%, 12/15/2029(e)	30,000	26,879
		615,859

Food Service - 0.39%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	230,000	200,109
4.375%, 01/15/2028(e)	110,000	96,346
3.500%, 02/15/2029(e)	50,000	42,413
4.000%, 10/15/2030(e)	55,000	44,315
Aramark Services, Inc., 5.000%, 02/01/2028(e)	30,000	27,249
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	300,000	272,787
4.625%, 01/31/2032	80,000	70,904
		754,123

Food/Drug Retailers - 0.17%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	240,000	214,872
5.875%, 02/15/2028(e)	130,000	121,731
		336,603

Forest Products - 0.17%
Clearwater Paper Corp., 4.750%, 08/15/2028(e)	50,000	43,204
Mercer International, Inc., 5.125%, 02/01/2029	210,000	179,717
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	60,000	54,392

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Forest Products (continued)
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	$50,000	$44,566
		321,879

Healthcare - 0.39%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(e)	70,000	65,508
5.000%, 04/15/2029(e)	20,000	17,985
DaVita, Inc., 4.625%, 06/01/2030(e)	240,000	187,925
Encompass Health Corp.:
4.750%, 02/01/2030	130,000	109,128
4.625%, 04/01/2031	80,000	64,897
Hologic, Inc., 3.250%, 02/15/2029(e)	140,000	120,053
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	215,000	184,657
		750,153

Insurance - 0.15%
MGIC Investment Corp., 5.250%, 08/15/2028	100,000	89,727
Radian Group, Inc.:
4.500%, 10/01/2024	100,000	94,252
4.875%, 03/15/2027	110,000	98,750
		282,729

Leisure Goods/Activities/Movies - 0.23%
Carnival Corp., 7.625%, 03/01/2026(e)	75,000	58,266
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	170,000	151,844
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	190,000	169,007
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	70,000	59,339
		438,456

Lodging & Casinos - 0.35%
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	270,000	240,781
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	57,000	54,520
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	420,000	380,736
		676,037

Nonferrous Metals/Minerals - 0.18%
Commercial Metals Co., 3.875%, 02/15/2031	155,000	124,277
Compass Minerals International, Inc., 6.750%, 12/01/2027(e)	100,000	90,603
Parkland Corp., 4.500%, 10/01/2029(e)	80,000	65,003
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	80,000	64,035
		343,918

Oil & Gas - 1.50%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/2025	70,000	66,005
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	120,000	120,083
Apache Corp., 5.350%, 07/01/2049	155,000	122,775
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	62,000	64,904
Baytex Energy Corp., 8.750%, 04/01/2027(e)	60,000	60,253
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	190,000	160,876
CNX Resources Corp., 6.000%, 01/15/2029(e)	110,000	102,961
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	135,000	118,037
EnLink Midstream Partners LP, 5.450%, 06/01/2047	220,000	156,116
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	60,000	56,817
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	110,000	99,136

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	25

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Oil & Gas (continued)
Laredo Petroleum, Inc., 10.125%, 01/15/2028	$43,000	$42,627
MEG Energy Corp., 5.875%, 02/01/2029(e)	145,000	132,652
Murphy Oil USA, Inc.:
4.750%, 09/15/2029	20,000	18,038
3.750%, 02/15/2031(e)	60,000	51,096
Nabors Industries, Ltd., 7.250%, 01/15/2026(e)	140,000	124,358
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	80,000	75,518
Occidental Petroleum Corp., 4.625%, 06/15/2045	110,000	90,610
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	170,000	145,916
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	148,000	125,654
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	50,000	48,049
Petrofac, Ltd., 9.750%, 11/15/2026(e)	200,000	153,968
Precision Drilling Corp., 6.875%, 01/15/2029(e)	150,000	134,470
SM Energy Co., 6.750%, 09/15/2026	140,000	132,256
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	140,000	115,671
Transocean, Inc.:
7.250%, 11/01/2025(e)	155,000	114,912
7.500%, 01/15/2026(e)	145,000	103,874
Vermilion Energy, Inc., 6.875%, 05/01/2030(e)	110,000	98,560
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	80,000	76,314
		2,912,506

Radio & Television - 0.22%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	120,000	96,408
Sirius XM Radio, Inc., 3.875%, 09/01/2031(e)	275,000	219,501
Univision Communications, Inc., 7.375%, 06/30/2030(e)	16,000	15,723
Urban One, Inc., 7.375%, 02/01/2028(e)	118,000	101,196
		432,828

Real Estate Investment Trust and Real Estate Operating Companies - 0.40%
iStar, Inc., 4.250%, 08/01/2025	140,000	129,560
Kennedy-Wilson, Inc., 4.750%, 02/01/2030	10,000	7,842
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	70,000	64,170
4.625%, 08/01/2029	17,000	14,950
New Residential Investment Corp., 6.250%, 10/15/2025(e)	110,000	95,975
Service Properties Trust:
4.500%, 03/15/2025	50,000	39,565
4.750%, 10/01/2026	90,000	65,708
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	410,000	356,565
		774,335

Retailers (except food & drug) - 0.28%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	230,000	188,365
FirstCash, Inc.:
4.625%, 09/01/2028(e)	165,000	142,712
5.625%, 01/01/2030(e)	50,000	43,256
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	110,000	92,089
Penske Automotive Group, Inc., 3.750%, 06/15/2029	40,000	33,460
Sonic Automotive, Inc., 4.625%, 11/15/2029(e)	50,000	38,808
		538,690

Steel - 0.29%
Allegheny Technologies, Inc., 5.125%, 10/01/2031	200,000	153,515

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Steel (continued)
Carpenter Technology Corp.:
6.375%, 07/15/2028	$50,000	$44,718
7.625%, 03/15/2030	72,000	66,232
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	60,000	54,098
6.125%, 04/15/2032(e)	54,000	48,707
United States Steel Corp.:
6.875%, 03/01/2029	190,000	166,250
6.650%, 06/01/2037	29,000	22,579
		556,099

Surface Transport - 0.14%
Danaos Corp., 8.500%, 03/01/2028(e)	100,000	99,174
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	60,000	54,109
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(e)	53,000	49,994
5.000%, 02/01/2028(e)	70,000	60,075
		263,352

Telecommunications - 0.50%
CommScope, Inc., 8.250%, 03/01/2027(e)	40,000	31,720
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	105,000	88,620
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	70,000	56,831
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	90,000	80,041
Lumen Technologies, Inc.:
5.125%, 12/15/2026(e)	180,000	151,884
4.500%, 01/15/2029(e)	55,000	41,091
5.375%, 06/15/2029(e)	130,000	103,259
7.650%, 03/15/2042	75,000	57,702
SBA Communications Corp.:
3.875%, 02/15/2027	90,000	82,224
3.125%, 02/01/2029	37,000	30,374
T-Mobile USA, Inc., 2.625%, 04/15/2026	60,000	54,562
United States Cellular Corp., 6.700%, 12/15/2033	40,000	38,177
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	100,000	69,313
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	110,000	80,898
		966,696

Utilities - 0.22%
DPL, Inc., 4.125%, 07/01/2025	160,000	147,997
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(e)	80,000	77,401
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	230,000	193,100
		418,498
TOTAL CORPORATE BONDS
(Cost $21,321,783)		19,013,721

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	52	–

TOTAL WARRANTS
(Cost $0)		–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	27

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

Total Investments- 150.52%
(Cost $314,742,102)	$291,435,799

Liabilities in Excess of Other Assets - (1.70)%	(3,320,013)

Leverage Facility - (48.82)%	(94,500,000)

Net Assets - 100.00%	$193,615,786

Amounts above are shown as a percentage of net assets as of June 30, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

6M US L - 6 Month LIBOR as of June 30, 2022 was 2.94%

3M US SOFR - 3 Month SOFR as of June 30, 2022 was 0.70%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2022, the Fund has unfunded delayed draw loans in the amount of $668,078. Fair value of these unfunded delayed draws was $626,729.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $24,149,083, which represented approximately 12.47% of net assets as of June 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 126.61%
Aerospace & Defense - 3.87%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$863,265	$824,423
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,510,617	1,400,161
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	307,243	284,777
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	877,764	811,931
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	471,916	436,522
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,393,200	1,169,591
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	1,023,205	963,639
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	544,788	518,573
		6,409,617

Air Transport - 2.99%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,082,447	1,035,474
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	675,528	601,646
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	238,372	210,960
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	1,801,734	1,681,062
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	227,470	212,187
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	153,086	147,345
United AirLines, Inc., First Lien Class B Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2028	1,148,400	1,072,324
		4,960,998

Automotive - 2.13%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	4,949	2,213
Burgess Point Purchaser Corp. TL 1L, First Lien Term Loan 06/29/2029	1,297,200	$1,167,480
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,259,107	1,253,108
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	1,330,751	1,108,322
		3,531,123

Beverage & Tobacco - 0.93%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,723,766	1,532,308

Brokers, Dealers & Investment Houses - 2.37%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,553,161	1,481,467
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,270,195	1,192,796
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	296,000	289,833
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	510,231
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	482,355	447,686
		3,922,013

Building & Development - 6.43%
Arc Falcon I, Inc., First Lien Term Loan, 1M US L + 3.75%, 09/30/2028	63,192	58,516

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	$1,089,078	$908,699
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/23/2027	1,598,637	1,410,797
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	657,945	578,992
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	423,161	372,119
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	2,077,645	1,713,091
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	2,929,010	2,416,433
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	550,586	509,842
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	428,058	395,553
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	187,390	176,381
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	962,628	872,180
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,348,176	1,246,221
		10,658,824

Business Equipment & Services - 22.48%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,229,030	1,164,199
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	940,445	902,827
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	576,621	529,050
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/29/2028	492,197	473,740
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	1,822,624	1,674,536
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,167,197	1,106,888
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,638,614
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	588,770	560,804
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	448,660	412,018
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	694,196	650,593
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029(b)	581,429	563,986
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028(b)	533,464	502,790
DTI Holdco, Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/26/2029	731,435	686,763
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	675,505	637,339
Element Materials Technology Group Holdings DTL, First Lien Term Loan, L + 4.250%, 04/12/2029	72,901	70,145
Element Materials Technology Group Holdings TL, First Lien Term Loan, L + 4.250%, 04/12/2029	157,952	151,980
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	688,537
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	307,545	292,937
eResearchTechnology, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/04/2027	673,485	623,957
Foundational Education Group, Inc., First Lien Term Loan, 1M US L + 4.25%, 08/31/2028	509,440	489,062
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	633,627	596,401
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,065,521	1,920,934
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	190,909	176,114
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	802,345	804,350
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,410,922	1,367,423
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	724,099	676,515
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,369,413	1,271,842
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	460,575	366,963

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	$858,698	$784,455
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	811,235	786,898
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,082,139	1,027,129
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	2,065,893	1,887,710
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	365,979	345,565
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025(b)	1,567,836	1,520,801
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,243,011	1,211,935
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,042,200	1,000,512
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	454,545	427,841
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	231,357	217,042
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	368,796	345,979
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	260,550	252,246
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028(b)	485,560	462,496
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	1,073,566	986,338
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,093,479	1,032,430
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	633,538	593,942
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	537,962	510,142
1M US L + 3.75%, 02/15/2029	556,220	527,483
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,426,500	2,313,255
		37,235,506

Chemical & Plastics - 4.20%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,617,031	1,580,648
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	398,680	351,503
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,461,500	1,373,810
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.50%, 0.75% Floor, 08/18/2028	347,988	330,588
Hexion Holdings Corp., First Lien Term Loan, 3M US L + 4.50%, 03/15/2029	352,451	317,426
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	669,147	635,689
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,338,600	1,272,507
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	558,600	531,019
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	567,000
		6,960,190

Clothing & Textiles - 0.51%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	902,308	848,923

Conglomerates - 1.93%
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	457,168	342,631
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,131,050	1,059,794
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	302,764	292,168
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3M US L + 1.38%, 0.75% Floor, 08/01/2025(b)(c)	53,515	51,776

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Conglomerates (continued)
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	$1,490,477	$1,451,352
		3,197,721

Containers & Glass Products - 3.79%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	902,260	842,106
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 0.50% Floor, 04/13/2029	1,687,103	1,581,659
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	205,123	185,722
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	478,824
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	505,875	469,831
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,346,408	2,179,813
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	533,333	266,667
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	23,987	22,571
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	269,031	253,158
		6,280,351

Diversified Insurance - 0.72%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	296,705	278,532
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	337,346	319,355
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	646,692	599,484
		1,197,371

Drugs - 1.87%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.60%, 0.75% Floor, 12/04/2026	434,688	413,496
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,653,163	1,564,999
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	442,657	422,738
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	397,442	366,641
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	351,290	330,213
		3,098,087

Ecological Services & Equipment - 0.37%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	651,694	609,607

Electronics/Electric - 25.87%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	566,451	532,464
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	737,755	695,799
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	1,536,306	1,435,171
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	811,709	782,487
CDK Global, Inc., First Lien Term Loan, L + 4.500%, 06/08/2029	966,927	916,651
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	1,147,542	1,059,566
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,741,500	1,497,699
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,767,072	1,480,806
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	553,488	406,814
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	520,008	466,707
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	203,794
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,408,703	1,350,340

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	$647,969	$605,851
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,897,625	1,723,290
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	1,526,455	1,443,461
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,578,578	1,423,349
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	802,744	763,611
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	1,864,205	1,752,819
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,394,543	1,373,625
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	1,669,993	1,545,269
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,295,714	1,170,030
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	680,615	642,671
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	245,645	210,642
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,791,000	1,547,728
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	476,866	437,922
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	710,776	679,680
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	1,579,785	1,424,626
McAfee Corp., First Lien Term Loan, 1M US L + 4.00%, 03/01/2029	1,215,596	1,110,247
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	675,113	639,670
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.85%, 05/02/2029	390,099	371,569
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	796,605	533,725
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,425,600	1,374,514
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	623,478	576,562
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	744,654	718,360
Project Castle, Inc., First Lien Term Loan, L + 5.500%, 06/01/2029	1,339,500	1,208,899
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	529,479	527,162
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,183,624	1,178,446
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	1,238,049	1,105,342
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,493,022	1,392,243
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	610,500	568,785
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	972,500	930,683
Sovos Compliance LLC, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	61,198	57,813
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	352,609	333,106
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	180,705	175,284
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	735,541	607,432
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,060,693	1,873,170
		42,855,884
Equipment Leasing - 0.41%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	729,194	673,410

Financial Intermediaries - 2.23%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	238,253	226,340

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Financial Intermediaries (continued)
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	$428,640	$407,208
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	1,549,060	1,433,369
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	444,353	404,917
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,305,882	1,222,227
		3,694,061

Food Products - 0.30%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/18/2026	527,629	501,248

Food Service - 3.37%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	628,134	581,027
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	1,887,715	1,805,128
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,696,691	1,492,027
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	612,411	574,485
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,133,444
		5,586,111

Food/Drug Retailers - 0.91%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,244,401	1,172,849
3M US L + 4.25%, 0.50% Floor, 03/31/2026	214,590	203,860
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	132,986	125,339
		1,502,048

Healthcare - 16.78%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,044,899	965,230
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	1,759,097	1,596,381
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 7.25%, 1.00% Floor, 05/08/2023	119,778	119,150
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	3,905,703	3,381,675
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	237,230	223,589
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,156,197	1,089,716
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	1,439,226	489,697
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	294,269	259,692
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,702,105	1,304,953
Heartland Dental Care, Inc., First Lien Term Loan, L + 5.000%, 04/30/2025(b)	859,375	825,000
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,063,452	998,049
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,351,799	1,265,095
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	907,557	857,642
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	198,350	186,499
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	823,471	764,028
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	990,451	942,166

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	$1,356,667	$1,268,483
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	557,611	519,276
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 3.25%, 12/29/2028(c)	239	224
3M US L + 3.25%, 0.50% Floor, 12/29/2028	3,146	2,949
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	966,031
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	719,192	676,303
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	529,650	504,491
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	1,591,600	1,487,652
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	290,814	259,879
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,615,315	1,409,363
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 10/01/2028	392,351	367,044
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,899,715	1,823,726
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	791,736	731,533
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,355,726	1,301,497
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	1,285,714	1,202,143
		27,789,156

Home Furnishings - 1.00%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 4.00%, 07/31/2028	131,481	119,868
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 3.75%, 0.50% Floor, 07/31/2028	1,101,737	1,006,712
Osmosis Buyer Limited, First Lien Term Loan, L + 4.000%, 07/31/2028	578,519	527,418
		1,653,998

Industrial Equipment - 5.46%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	744,975	707,726
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	529,114	498,362
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	570,058	537,992
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)	65,693	61,012
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,215,248	1,128,662
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,209,963	1,129,047
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.75%, 07/24/2026	183,289	173,209
3M US L + 4.75%, 07/24/2026	184,211	174,079
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	350,186
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	1,671,531	1,581,168
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.60%, 04/05/2029	1,530,338	1,430,101
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,373,610	1,278,460
		9,050,004

Insurance - 0.70%
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	701,769	664,246

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Insurance (continued)
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	$379,964	$356,691
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	133,136	130,806
		1,151,743

Leisure Goods/Activities/Movies - 5.20%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,170,909	2,681,796
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026	1,184,505	1,155,876
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	770,000	727,650
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,393,459	888,622
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	219,619	135,988
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,153,655	1,069,052
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	151,623	140,504
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,089,949	1,050,438
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	854,600	766,470
		8,616,396

Oil & Gas - 0.13%
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	248,616	216,296

Property & Casualty Insurance - 0.45%
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	807,807	748,809

Publishing - 3.46%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	725,419	656,504
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,138,990	1,109,804
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,094,373	945,812
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	941,669	855,346
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 3M US L + 4.00%, 08/29/2025	1,170,000	1,113,694
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	1,288,413	1,047,480
		5,728,640

Radio & Television - 0.11%
Univision Communications, Inc., First Lien Term Loan, L + 4.250%, 06/08/2029	192,273	183,780

Retailers (except food & drug) - 0.03%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 6.04% (including 6.00% PIK), 01/31/2025(b)(d)	56,668	43,918

Surface Transport - 1.72%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,202,598	1,187,566
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,190,073	1,121,644
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	592,850	541,657
		2,850,867

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Telecommunications - 3.77%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	$1,854,759	$1,697,104
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	982,923	914,275
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	1,181,518	1,133,075
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	1,193,514	839,936
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	592,519	554,969
Zayo Group Holdings, First Lien Term Loan, 1M US L + 5.30%, 03/09/2027	1,181,439	1,107,351
		6,246,710

Utilities - 0.12%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	241,385	204,989

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $225,921,464)		209,740,707

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.76%
Structured Finance Obligations - 7.76%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	441,566
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	452,093
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	750,000	688,630
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	908,253
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	536,269
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	699,846
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(e)	1,000,000	882,811
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(e)	1,000,000	913,366
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(e)	1,000,000	880,196
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	441,603
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	500,000	441,355
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	928,230
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	445,933
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	641,434
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	250,000	222,084
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	250,000	235,307
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	871,111
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(e)	2,500,000	1,998,534
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	250,000	227,346
		12,855,967

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,545,591)		12,855,967

CORPORATE BONDS - 32.09%
Aerospace & Defense - 0.56%
Howmet Aerospace, Inc., 5.950%, 02/01/2037	196,000	185,159
Science Applications International Corp., 4.875%, 04/01/2028(e)	90,000	84,059
TransDigm, Inc.:
7.500%, 03/15/2027	90,000	84,523
4.625%, 01/15/2029	300,000	242,204
4.875%, 05/01/2029	400,000	326,308
		922,253

Air Transport - 0.44%
Air Canada, 3.875%, 08/15/2026(e)	520,000	440,931

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Air Transport (continued)
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	$340,000	$287,088
		728,019

Automotive - 0.77%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	520,000	417,675
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	120,000	106,347
Ford Motor Credit Co. LLC, 4.389%, 01/08/2026	350,000	323,279
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	270,000	226,193
Titan International, Inc., 7.000%, 04/30/2028	220,000	207,000
		1,280,494

Brokers, Dealers & Investment Houses - 0.91%
CVR Energy, Inc.:
5.250%, 02/15/2025(e)	210,000	193,373
5.750%, 02/15/2028(e)	320,000	285,799
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	340,000	301,918
4.375%, 02/01/2029	200,000	162,014
Navient Corp.:
6.750%, 06/25/2025	424,000	383,583
5.625%, 08/01/2033	250,000	173,969
		1,500,656

Building & Development - 0.99%
Advanced Drainage Systems, Inc., 6.375%, 06/15/2030(e)	157,000	153,784
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	90,000	68,678
Dycom Industries, Inc., 4.500%, 04/15/2029(e)	150,000	131,305
Griffon Corp., 5.750%, 03/01/2028	404,000	367,866
Howard Hughes Corp.:
5.375%, 08/01/2028(e)	200,000	167,913
4.125%, 02/01/2029(e)	100,000	77,312
4.375%, 02/01/2031(e)	220,000	163,192
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	210,000	165,841
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024(e)	180,000	175,314
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	200,000	172,952
		1,644,157

Business Equipment & Services - 1.25%
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	510,000	434,928
4.500%, 02/15/2031(e)	90,000	73,800
5.625%, 07/15/2032(e)	530,000	449,168
Open Text Corp., 3.875%, 02/15/2028(e)	890,000	792,870
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	375,000	314,221
		2,064,987

Cable & Satellite Television - 0.81%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	370,000	342,678
4.250%, 02/01/2031(e)	350,000	286,221
DISH DBS Corp., 7.375%, 07/01/2028	300,000	204,847

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Cable & Satellite Television (continued)
Viasat, Inc.:
5.625%, 09/15/2025(e)	$110,000	$89,118
6.500%, 07/15/2028(e)	610,000	420,946
		1,343,810

Chemical & Plastics - 1.31%
Ashland LLC, 3.375%, 09/01/2031(e)	140,000	114,142
Chemours Co.:
5.750%, 11/15/2028(e)	216,000	184,487
4.625%, 11/15/2029(e)	320,000	252,237
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	310,000	277,607
HB Fuller Co., 4.250%, 10/15/2028	110,000	92,486
Methanex Corp., 5.250%, 12/15/2029	640,000	542,150
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	200,000	169,450
Valvoline, Inc., 4.250%, 02/15/2030(e)	640,000	535,520
		2,168,079

Conglomerates - 0.86%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	110,000	89,860
LSB Industries, Inc., 6.250%, 10/15/2028(e)	410,000	362,424
NCR Corp., 5.250%, 10/01/2030(e)	170,000	146,843
Service Corp. International:
3.375%, 08/15/2030	490,000	401,925
4.000%, 05/15/2031	490,000	419,362
		1,420,414

Containers & Glass Products - 1.26%
Ball Corp., 3.125%, 09/15/2031	360,000	290,995
OI European Group BV, 4.750%, 02/15/2030(e)	400,000	335,524
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(e)	310,000	289,726
Sealed Air Corp., 6.875%, 07/15/2033(e)	650,000	656,142
Silgan Holdings, Inc., 4.125%, 02/01/2028	300,000	269,510
TriMas Corp., 4.125%, 04/15/2029(e)	290,000	248,120
		2,090,017

Cosmetics & Toiletries - 0.07%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	130,000	118,537

Ecological Services & Equipment - 0.18%
Stericycle, Inc., 3.875%, 01/15/2029(e)	370,000	302,976

Electronics/Electric - 1.38%
Energizer Holdings, Inc., 6.500%, 12/31/2027(e)	200,000	175,521
Entegris, Inc., 4.375%, 04/15/2028(e)	300,000	265,119
Fair Isaac Corp., 4.000%, 06/15/2028(e)	750,000	665,764
Seagate HDD Cayman, 5.750%, 12/01/2034	490,000	432,083
Sensata Technologies, Senior Unsecured Bond,, 4.875%, 10/15/2023(e)	550,000	541,884
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	250,000	210,719
		2,291,090
Equipment Leasing - 0.14%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	140,000	125,510
Hertz Corp., 5.000%, 12/01/2029(e)	130,000	100,452
		225,962

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Farming/Agriculture - 0.07%
Central Garden & Pet Co., 4.125%, 10/15/2030	$150,000	$123,268

Financial Intermediaries - 1.70%
Enova International, Inc., 8.500%, 09/15/2025(e)	300,000	261,331
Intesa Sanpaolo SpA:
5.017%, 06/26/2024(e)	450,000	430,148
5.710%, 01/15/2026(e)	400,000	381,672
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	739,000	553,337
5.750%, 11/15/2031(e)	170,000	130,382
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(e)	120,000	89,719
PRA Group, Inc., 5.000%, 10/01/2029(e)	220,000	182,604
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	700,000	654,990
World Acceptance Corp., 7.000%, 11/01/2026(e)	180,000	128,961
		2,813,144

Food Products - 1.02%
B&G Foods, Inc., 5.250%, 04/01/2025	100,000	92,366
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	135,000	127,274
4.125%, 01/31/2030(e)	425,000	368,987
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	310,000	259,593
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	805,000	765,841
5.500%, 12/15/2029(e)	80,000	71,677
		1,685,738

Food Service - 1.28%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	421,000	366,287
4.375%, 01/15/2028(e)	360,000	315,313
3.500%, 02/15/2029(e)	350,000	296,891
4.000%, 10/15/2030(e)	100,000	80,573
Aramark Services, Inc., 5.000%, 02/01/2028(e)	60,000	54,499
Performance Food Group, Inc., 5.500%, 10/15/2027(e)	150,000	139,125
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	480,000	436,459
3.625%, 03/15/2031	90,000	75,810
4.625%, 01/31/2032	400,000	354,518
		2,119,475

Food/Drug Retailers - 0.55%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	530,000	474,509
5.875%, 02/15/2028(e)	290,000	271,553
4.875%, 02/15/2030(e)	200,000	172,119
		918,181

Forest Products - 0.55%
Clearwater Paper Corp., 4.750%, 08/15/2028(e)	150,000	129,610
Mercer International, Inc., 5.125%, 02/01/2029	620,000	530,593
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	170,000	154,111
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	110,000	98,046
		912,360

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Healthcare - 1.35%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(e)	$185,000	$173,129
5.000%, 04/15/2029(e)	80,000	71,938
Carriage Services, Inc., 4.250%, 05/15/2029(e)	220,000	179,248
DaVita, Inc., 4.625%, 06/01/2030(e)	540,000	422,832
Encompass Health Corp.:
4.500%, 02/01/2028	180,000	154,295
4.750%, 02/01/2030	450,000	377,750
Hologic, Inc., 3.250%, 02/15/2029(e)	410,000	351,583
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	580,000	498,145
		2,228,920

Insurance - 0.67%
MGIC Investment Corp., 5.250%, 08/15/2028	360,000	323,019
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	240,000	235,628
Radian Group, Inc.:
4.500%, 10/01/2024	350,000	329,882
4.875%, 03/15/2027	240,000	215,454
		1,103,983

Leisure Goods/Activities/Movies - 0.73%
Carnival Corp., 7.625%, 03/01/2026(e)	210,000	163,144
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	463,000	413,552
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	540,000	480,335
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	180,000	152,586
		1,209,617

Lodging & Casinos - 1.20%
Boyd Gaming Corp., 4.750%, 06/15/2031(e)	180,000	152,460
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	750,000	668,835
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	159,000	152,083
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	410,000	348,286
4.875%, 01/15/2030	660,000	598,300
4.000%, 05/01/2031(e)	80,000	66,721
		1,986,685

Nonferrous Metals/Minerals - 0.61%
Commercial Metals Co., 3.875%, 02/15/2031	410,000	328,732
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	100,000	83,394
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	239,000	208,359
Parkland Corp., 4.500%, 10/01/2029(e)	201,000	163,321
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	280,000	224,121
		1,007,927

Oil & Gas - 5.02%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/2025	150,000	141,438
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	350,000	350,243
Apache Corp., 5.350%, 07/01/2049	315,000	249,510
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	168,000	175,869
Baytex Energy Corp., 8.750%, 04/01/2027(e)	130,000	130,547
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	530,000	448,759
CNX Resources Corp., 6.000%, 01/15/2029(e)	320,000	299,523
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	310,000	271,047

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Oil & Gas (continued)
EnLink Midstream Partners LP, 5.450%, 06/01/2047	$795,000	$564,148
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	130,000	123,104
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	340,000	306,422
Laredo Petroleum, Inc., 10.125%, 01/15/2028	151,000	149,689
MEG Energy Corp.:
7.125%, 02/01/2027(e)	221,000	223,071
5.875%, 02/01/2029(e)	270,000	247,007
Murphy Oil USA, Inc.:
4.750%, 09/15/2029	120,000	108,229
3.750%, 02/15/2031(e)	100,000	85,159
Nabors Industries, Ltd.:
7.250%, 01/15/2026(e)	210,000	186,538
7.500%, 01/15/2028(e)	105,000	90,435
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	160,000	151,036
Occidental Petroleum Corp.:
6.200%, 03/15/2040	130,000	128,319
4.625%, 06/15/2045	160,000	131,797
6.600%, 03/15/2046	70,000	74,547
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	40,000	31,600
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	470,000	403,415
PBF Holding Co. LLC / PBF Finance Corp.:
7.250%, 06/15/2025	70,000	65,554
6.000%, 02/15/2028	510,000	432,998
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	210,000	201,808
Petrofac, Ltd., 9.750%, 11/15/2026(e)	550,000	423,412
Precision Drilling Corp., 6.875%, 01/15/2029(e)	420,000	376,515
SM Energy Co., 6.750%, 09/15/2026	430,000	406,216
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	310,000	256,128
Transocean, Inc.:
7.250%, 11/01/2025(e)	355,000	263,186
7.500%, 01/15/2026(e)	480,000	343,858
Vermilion Energy, Inc., 6.875%, 05/01/2030(e)	300,000	268,800
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	220,000	209,862
		8,319,789

Radio & Television - 0.76%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	285,000	228,970
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	340,000	295,306
3.875%, 09/01/2031(e)	590,000	470,929
Univision Communications, Inc., 7.375%, 06/30/2030(e)	46,000	45,203
Urban One, Inc., 7.375%, 02/01/2028(e)	265,000	227,261
		1,267,669

Real Estate Investment Trust and Real Estate Operating Companies - 1.29%
iStar, Inc., 4.250%, 08/01/2025	225,000	208,222
Kennedy-Wilson, Inc., 4.750%, 02/01/2030	170,000	133,308
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	189,000	173,258
4.625%, 08/01/2029	38,000	33,419
New Residential Investment Corp., 6.250%, 10/15/2025(e)	330,000	287,925
Service Properties Trust:
4.750%, 10/01/2026	250,000	182,524
3.950%, 01/15/2028	100,000	68,600

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Real Estate Investment Trust and Real Estate Operating Companies (continued)
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	$1,210,000	$1,052,301
		2,139,557

Retailers (except food & drug) - 0.98%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	150,000	123,517
5.000%, 02/15/2032(e)	515,000	421,774
FirstCash, Inc.:
4.625%, 09/01/2028(e)	600,000	518,952
5.625%, 01/01/2030(e)	50,000	43,256
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	210,000	175,806
Penske Automotive Group, Inc., 3.750%, 06/15/2029	100,000	83,652
Sonic Automotive, Inc.:
4.625%, 11/15/2029(e)	200,000	155,231
4.875%, 11/15/2031(e)	140,000	105,520
		1,627,708

Steel - 0.95%
Allegheny Technologies, Inc.:
4.875%, 10/01/2029	250,000	199,719
5.125%, 10/01/2031	380,000	291,677
Carpenter Technology Corp.:
6.375%, 07/15/2028	300,000	268,306
7.625%, 03/15/2030	100,000	91,990
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	126,000	113,606
6.125%, 04/15/2032(e)	126,000	113,650
United States Steel Corp.:
6.875%, 03/01/2029	440,000	385,000
6.650%, 06/01/2037	143,000	111,337
		1,575,285

Surface Transport - 0.37%
Danaos Corp., 8.500%, 03/01/2028(e)	150,000	148,760
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	220,000	198,401
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(e)	37,000	34,902
5.000%, 02/01/2028(e)	260,000	223,137
		605,200

Telecommunications - 1.44%
CommScope, Inc., 8.250%, 03/01/2027(e)	110,000	87,229
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	300,000	253,200
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	190,000	154,256
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	250,000	222,335
Lumen Technologies, Inc.:
5.125%, 12/15/2026(e)	160,000	135,008
4.500%, 01/15/2029(e)	120,000	89,653
5.375%, 06/15/2029(e)	220,000	174,746
7.600%, 09/15/2039	140,000	110,060
7.650%, 03/15/2042	170,000	130,791
SBA Communications Corp.:
3.875%, 02/15/2027	170,000	155,313
3.125%, 02/01/2029	116,000	95,226
T-Mobile USA, Inc., 2.625%, 04/15/2026	130,000	118,218

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
United States Cellular Corp., 6.700%, 12/15/2033	$110,000	$104,986
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	160,000	110,901
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	350,000	257,404
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	220,000	184,654
		2,383,980

Utilities - 0.62%
DPL, Inc., 4.125%, 07/01/2025	440,000	406,992
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(e)	200,000	193,503
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	500,000	419,782
		1,020,277

TOTAL CORPORATE BONDS
(Cost $59,559,533)		53,150,214

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	71	–

TOTAL WARRANTS
(Cost $0)		–

Total Investments- 166.46%
(Cost $300,026,588)		275,746,888

Liabilities in Excess of Other Assets - (0.52)%		(867,349)

Mandatory Redeemable Preferred Shares - (12.15)%
(liquidation preference plus distributions payable on term preferred shares)		(20,126,945)

Leverage Facility - (53.79)%		(89,100,000)

Net Assets - 100.00%		$165,652,593

Amounts above are shown as a percentage of net assets as of June 30, 2022.

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2022 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

6M US L - 6 Month LIBOR as of June 30, 2022 was 2.94%

3M US SOFR - 3 Month SOFR as of June 30, 2022 was 0.70%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2022, the Fund has unfunded delayed draw loans in the amount of $367,853. Fair value of these unfunded delayed draws was $344,546.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $49,663,254, which represented approximately 29.98% of net assets as of June 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	45

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.54%
Aerospace & Defense - 4.44%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$2,877,551	$2,748,076
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	4,895,625	4,537,657
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	995,720	922,913
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	2,849,493	2,635,781
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	1,531,986	1,417,087
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,644,000	3,898,638
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,334,921	6,907,918
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	1,795,500	1,709,101
		24,777,171

Air Transport - 2.87%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,358,294
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	2,233,474	1,989,199
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	775,008	685,882
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	5,540,512	5,169,436
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	921,739	859,812
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	510,286	491,150
United AirLines, Inc., First Lien Class B Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2028	3,724,541	3,477,808
		16,031,581

Automotive - 2.16%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	16,590	7,418
Burgess Point Purchaser Corp. TL 1L, First Lien Term Loan 06/29/2029	4,324,000	$3,891,600
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	4,535,067	4,513,457
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	4,395,109	3,660,489
		12,072,964

Beverage & Tobacco - 1.13%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	7,083,056	6,296,341

Brokers, Dealers & Investment Houses - 3.17%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	5,675,636	5,413,649
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	5,215,901	4,898,070
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	939,998
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,700,769
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	5,142,141	4,772,550
		17,725,036

Building & Development - 6.02%
Arc Falcon I, Inc., First Lien Term Loan, 1M US L + 3.75%, 09/30/2028	209,707	194,189

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	$2,088,048	$1,742,215
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/23/2027	4,995,742	4,408,742
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,183,758	1,921,707
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	1,372,414	1,206,873
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	6,705,065	5,528,560
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	9,520,500	7,854,413
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	1,836,568	1,700,662
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	1,426,859	1,318,510
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	667,878	628,640
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	3,194,563	2,894,402
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	4,568,820	4,223,303
		33,622,216

Business Equipment & Services - 22.10%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	4,113,480	3,896,494
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	3,143,115	3,017,390
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,868,822	1,714,644
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/29/2028	1,642,599	1,581,001
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	6,093,338	5,598,254
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	3,824,158	3,626,564
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,351,250
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	2,551,338	2,430,150
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,495,534	1,373,394
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	2,251,445	2,110,032
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029(b)	1,885,714	1,829,143
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028(b)	1,726,265	1,627,005
DTI Holdco, Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/26/2029	2,374,465	2,229,444
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	2,190,826	2,067,044
Element Materials Technology Group Holdings DTL, First Lien Term Loan, L + 4.250%, 04/12/2029	242,430	233,264
Element Materials Technology Group Holdings TL, First Lien Term Loan, L + 4.250%, 04/12/2029	525,265	505,405
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,333,374
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	1,016,709	968,415
eResearchTechnology, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/04/2027	2,265,606	2,098,993
Foundational Education Group, Inc., First Lien Term Loan, 1M US L + 4.25%, 08/31/2028	909,714	873,326
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	2,056,949	1,936,104
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	6,900,936	6,417,871
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	640,909	591,239
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	3,209,378	3,217,401
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,832,992
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,510,520	2,345,541
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	4,462,257	4,144,321

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	47

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	$1,522,606	$1,213,136
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	2,834,437	2,589,371
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	2,704,117	2,622,994
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	3,607,132	3,423,763
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	6,870,070	6,277,526
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	1,206,186	1,138,904
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025(b)	5,791,761	5,618,008
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	4,143,948	4,040,350
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	3,474,000	3,335,040
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	1,512,470	1,423,612
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	750,345	703,922
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	1,196,095	1,122,093
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	882,975	854,835
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028(b)	1,599,960	1,523,962
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	3,491,056	3,207,407
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	3,511,330	3,315,293
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	2,088,000	1,957,500
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	1,818,491	1,724,447
1M US L + 3.75%, 02/15/2029	1,856,261	1,760,358
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	7,989,680	7,616,802
		123,419,378

Cable & Satellite Television - 1.12%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	6,842,526	6,243,804

Chemical & Plastics - 4.44%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,437,422	5,315,080
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,317,142	1,161,278
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	4,740,000	4,455,600
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.50%, 0.75% Floor, 08/18/2028	3,075,447	2,921,674
Hexion Holdings Corp., First Lien Term Loan, 3M US L + 4.50%, 03/15/2029	1,167,717	1,051,675
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	2,208,301	2,097,886
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	4,295,157	4,083,083
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	1,875,300	1,782,707
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,921,347
		24,790,330

Clothing & Textiles - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,940,031	2,766,084

Conglomerates - 1.93%
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,693,025	1,268,863
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	3,819,149	3,578,543

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Conglomerates (continued)
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	$997,843	$962,918
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3M US L + 1.38%, 0.75% Floor, 08/01/2025(b)(c)	177,100	171,345
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	4,932,487	4,803,009
		10,784,678

Containers & Glass Products - 4.09%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	2,753,014	2,569,470
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	1,955,397	1,846,628
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 0.50% Floor, 04/13/2029	5,630,331	5,278,436
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	683,745	619,077
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,596,078
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	1,667,250	1,548,459
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	7,671,910	7,127,205
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	1,333,333
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	79,956	75,238
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	896,768	843,859
		22,837,783

Diversified Insurance - 0.70%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	977,874	917,979
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	1,117,671	1,058,066
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,089,313	1,936,793
		3,912,838

Drugs - 1.63%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.60%, 0.75% Floor, 12/04/2026	1,612,233	1,533,637
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,737,520	3,538,198
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	1,468,996	1,402,891
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/30/2027	358,105	339,528
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,289,003	1,189,105
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	1,163,871	1,094,039
		9,097,398

Ecological Services & Equipment - 0.33%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,999,470	1,870,344

Electronics/Electric - 26.49%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,830,073	1,720,269
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	2,509,184	2,366,486
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	5,121,018	4,783,902
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	2,723,202	2,625,167
CDK Global, Inc., First Lien Term Loan, L + 4.500%, 06/08/2029	3,215,488	3,048,298
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	3,825,142	3,531,887
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,805,000	4,992,329

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	49

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	$5,757,573	$4,824,847
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	1,786,047	1,312,744
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,729,273	1,552,022
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	1,018,972
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,756,030	4,558,988
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	2,114,098	1,976,681
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	6,131,089	5,567,825
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	7,981,177	7,547,240
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	5,080,692	4,581,082
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	2,416,715	2,298,900
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	6,225,968	5,853,967
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,506,096
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	5,919,025	5,476,963
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,337,985	3,917,201
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	4,428,617	4,181,722
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	803,325	688,856
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	6,069,500	5,245,080
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	1,571,642	1,443,294
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	2,288,352	2,188,237
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	5,193,535	4,683,452
McAfee Corp., First Lien Term Loan, 1M US L + 4.00%, 03/01/2029	4,042,431	3,692,094
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	2,180,856	2,066,361
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.85%, 05/02/2029	1,266,381	1,206,228
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	2,655,349	1,779,084
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	4,831,200	4,658,074
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,149,475	1,987,727
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,241,255	2,162,117
Project Castle, Inc., First Lien Term Loan, L + 5.500%, 06/01/2029	4,465,000	4,029,662
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,647,393	2,635,810
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	3,854,540	3,837,677
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	4,126,829	3,684,474
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	4,999,776	4,662,291
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	1,980,000	1,844,707
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	3,295,694	3,153,980
Sovos Compliance LLC, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	203,994	192,711
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	1,175,363	1,110,353
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	602,351	584,281
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	2,443,924	2,018,266

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	$6,709,749	$6,099,162
		147,897,566

Equipment Leasing - 0.38%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	2,270,291	2,096,614

Financial Intermediaries - 2.18%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	790,663	751,130
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,420,141	1,349,134
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	5,028,416	4,652,869
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,464,487	1,334,514
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	4,358,092	4,078,912
		12,166,559

Food Products - 0.30%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 5.00%, 1.00% Floor, 12/18/2026	1,788,077	1,698,673

Food Service - 3.52%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	3,590,032	3,320,797
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	6,138,608	5,870,044
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	5,502,607	4,838,855
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	2,075,393	1,946,864
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,705,938
		19,682,498

Food/Drug Retailers - 0.91%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	4,015,146	3,784,275
3M US L + 4.25%, 0.50% Floor, 03/31/2026	694,402	659,682
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	664,931	626,697
		5,070,654

Healthcare - 17.15%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	3,482,995	3,217,434
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,918,537	5,371,073
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 7.25%, 1.00% Floor, 05/08/2023	375,168	373,198
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	12,626,323	10,932,250
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	800,935	754,881
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,903,610	3,679,152
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	4,797,420	1,632,322
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	982,505	867,061
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,768,246	4,422,341
Heartland Dental Care, Inc., First Lien Term Loan, L + 5.000%, 04/30/2025(b)	2,847,222	2,733,333
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,449,032	3,236,917

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	51

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	$4,328,127	$4,050,521
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	2,963,312	2,800,330
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	652,229	613,259
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	2,732,756	2,535,492
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,346,422	3,183,284
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	4,427,500	4,139,713
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	3,540,555	3,297,142
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 3.25%, 12/29/2028(c)	787	738
3M US L + 3.25%, 0.50% Floor, 12/29/2028	10,368	9,720
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,913,245	4,647,095
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,220,104
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,218,878	1,147,269
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,349,521	2,209,407
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	1,728,379	1,646,281
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	6,323,381	5,910,401
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	947,286	846,518
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,278,196	4,605,226
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 10/01/2028	2,660,614	2,489,004
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	3,310,844	3,178,410
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	233,252	215,516
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,873,503	3,718,563
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	4,357,143	4,073,929
		95,757,884

Home Furnishings - 0.97%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 4.00%, 07/31/2028	433,333	395,057
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 3.75%, 0.50% Floor, 07/31/2028	3,573,201	3,265,012
Osmosis Buyer Limited, First Lien Term Loan, L + 4.000%, 07/31/2028	1,906,667	1,738,251
		5,398,320

Industrial Equipment - 5.36%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	2,468,200	2,344,790
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,759,553	1,657,288
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	1,839,515	1,736,042
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)	223,902	207,949
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	4,141,938	3,846,825
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,913,770	3,652,037
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.75%, 07/24/2026	615,329	581,486
3M US L + 4.75%, 07/24/2026	618,421	584,408
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,167,287

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Industrial Equipment (continued)
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	$5,508,429	$5,210,643
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.60%, 04/05/2029	5,044,559	4,714,140
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	4,531,321	4,217,436
		29,920,331

Insurance - 0.47%
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,297,177	2,174,346
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	443,787	436,021
		2,610,367

Leisure Goods/Activities/Movies - 4.97%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	9,720,569	8,221,171
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026	4,014,157	3,917,135
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	2,551,111	2,410,800
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	4,543,506	2,897,439
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	714,037	442,132
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	3,699,715	3,428,397
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	486,248	450,589
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,630,990	3,499,366
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,764,116	2,479,067
		27,746,096

Oil & Gas - 0.13%
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	805,461	700,751

Property & Casualty Insurance - 0.63%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/12/2027	1,167,075	1,091,215
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	2,626,088	2,434,292
		3,525,507

Publishing - 3.40%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	2,343,662	2,121,014
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	3,796,634	3,699,345
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	3,631,330	3,138,377
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	3,123,564	2,837,227
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 3M US L + 4.00%, 08/29/2025	3,938,889	3,749,330
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	4,200,082	3,414,667
		18,959,960

Radio & Television - 0.11%
Univision Communications, Inc., First Lien Term Loan, L + 4.250%, 06/08/2029	640,909	612,600

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	53

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Retailers (except food & drug) - 0.03%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 6.04% (including 6.00% PIK), 01/31/2025(b)	$226,671	$175,670

Surface Transport - 1.68%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	3,974,732	3,925,048
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	3,874,785	3,651,985
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	1,978,505	1,807,661
		9,384,694

Telecommunications - 4.11%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	6,103,766	5,584,946
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	3,189,930	2,967,145
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	4,028,719	3,863,541
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	3,881,421	2,731,550
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	4,413,219	4,133,531
Zayo Group Holdings, First Lien Term Loan, 1M US L + 5.30%, 03/09/2027	3,938,130	3,691,170
		22,971,883

Utilities - 0.12%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	818,027	694,685

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $779,088,733)		723,319,258

CORPORATE BONDS - 29.56%
Aerospace & Defense - 0.52%
Howmet Aerospace, Inc., 5.950%, 02/01/2037	674,000	636,721
Science Applications International Corp., 4.875%, 04/01/2028(e)	250,000	233,496
TransDigm, Inc.:
7.500%, 03/15/2027	250,000	234,787
4.625%, 01/15/2029	1,100,000	888,079
4.875%, 05/01/2029	1,150,000	938,136
		2,931,219

Air Transport - 0.33%
Air Canada, 3.875%, 08/15/2026(e)	1,100,000	932,739
American Airlines Group, Inc., 3.750%, 03/01/2025(e)	1,100,000	928,813
		1,861,552

Automotive - 0.76%
Allison Transmission, Inc.:
4.750%, 10/01/2027(e)	1,200,000	1,099,349
3.750%, 01/30/2031(e)	670,000	538,157
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	300,000	265,866
Ford Motor Co.:
7.400%, 11/01/2046	100,000	99,301
5.291%, 12/08/2046	927,000	713,605
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	950,000	795,866
Titan International, Inc., 7.000%, 04/30/2028	760,000	715,092
		4,227,236

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Beverage & Tobacco - 0.06%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	$380,000	$310,979

Brokers, Dealers & Investment Houses - 0.80%
CVR Energy, Inc.:
5.250%, 02/15/2025(e)	690,000	635,369
5.750%, 02/15/2028(e)	1,230,000	1,098,540
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	800,000	710,396
4.375%, 02/01/2029	900,000	729,063
Navient Corp.:
6.750%, 06/25/2025	342,000	309,399
5.625%, 08/01/2033	1,450,000	1,009,021
		4,491,788

Building & Development - 1.21%
Advanced Drainage Systems, Inc., 6.375%, 06/15/2030(e)	496,000	485,840
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	390,000	297,603
Dycom Industries, Inc., 4.500%, 04/15/2029(e)	570,000	498,958
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	350,000	303,339
Griffon Corp., 5.750%, 03/01/2028	1,251,000	1,139,111
Howard Hughes Corp.:
5.375%, 08/01/2028(e)	770,000	646,465
4.125%, 02/01/2029(e)	700,000	541,182
4.375%, 02/01/2031(e)	510,000	378,309
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	670,000	529,113
M/I Homes, Inc., 3.950%, 02/15/2030	180,000	135,987
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(e)	600,000	540,136
5.125%, 08/01/2030(e)	260,000	216,286
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	1,230,000	1,063,654
		6,775,983

Business Equipment & Services - 0.97%
Iron Mountain, Inc.:
5.000%, 07/15/2028(e)	550,000	488,151
4.875%, 09/15/2029(e)	400,000	341,120
5.250%, 07/15/2030(e)	1,290,000	1,123,977
4.500%, 02/15/2031(e)	770,000	631,400
5.625%, 07/15/2032(e)	870,000	737,313
Open Text Corp., 3.875%, 02/15/2028(e)	600,000	534,519
Open Text Holdings, Inc., 4.125%, 12/01/2031(e)	1,000,000	829,476
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	870,000	728,993
		5,414,949

Cable & Satellite Television - 0.65%
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.250%, 02/01/2031(e)	700,000	572,442
4.500%, 06/01/2033(e)	1,200,000	948,204
DISH DBS Corp., 7.375%, 07/01/2028	920,000	628,199
Viasat, Inc.:
5.625%, 09/15/2025(e)	100,000	81,017
6.500%, 07/15/2028(e)	1,994,000	1,376,010
		3,605,872

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	55

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Chemical & Plastics - 1.19%
Ashland LLC, 3.375%, 09/01/2031(e)	$690,000	$562,556
Chemours Co.:
5.750%, 11/15/2028(e)	1,529,000	1,305,926
4.625%, 11/15/2029(e)	350,000	275,884
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	1,050,000	940,283
HB Fuller Co., 4.250%, 10/15/2028	210,000	176,564
Methanex Corp.:
5.125%, 10/15/2027	1,100,000	972,604
5.250%, 12/15/2029	130,000	110,124
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	620,000	525,295
Valvoline, Inc., 4.250%, 02/15/2030(e)	2,110,000	1,765,542
		6,634,778

Conglomerates - 0.68%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	337,000	275,300
LSB Industries, Inc., 6.250%, 10/15/2028(e)	1,390,000	1,228,704
Service Corp. International:
3.375%, 08/15/2030	1,170,000	959,699
4.000%, 05/15/2031	1,580,000	1,352,227
		3,815,930

Containers & Glass Products - 1.11%
Ball Corp.:
2.875%, 08/15/2030	680,000	548,839
3.125%, 09/15/2031	430,000	347,578
OI European Group BV, 4.750%, 02/15/2030(e)	1,520,000	1,274,991
Owens-Brockway Glass Container, Inc.:
5.875%, 08/15/2023(e)	700,000	693,907
6.625%, 05/13/2027(e)	500,000	467,300
Sealed Air Corp., 6.875%, 07/15/2033(e)	1,990,000	2,008,806
Silgan Holdings, Inc., 4.125%, 02/01/2028	130,000	116,787
TriMas Corp., 4.125%, 04/15/2029(e)	840,000	718,691
		6,176,899

Cosmetics & Toiletries - 0.07%
Edgewell Personal Care Co., 4.125%, 04/01/2029(e)	460,000	380,534

Ecological Services & Equipment - 0.14%
Stericycle, Inc., 3.875%, 01/15/2029(e)	956,000	782,825

Electronics/Electric - 0.89%
Energizer Holdings, Inc., 6.500%, 12/31/2027(e)	700,000	614,324
Entegris, Inc.:
4.375%, 04/15/2028(e)	750,000	662,798
3.625%, 05/01/2029(e)	350,000	293,221
Fair Isaac Corp., 4.000%, 06/15/2028(e)	1,570,000	1,393,665
Seagate HDD Cayman, 5.750%, 12/01/2034	1,090,000	961,164
Sensata Technologies, Inc., 4.375%, 02/15/2030(e)	400,000	341,185
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	820,000	691,158
		4,957,515

Equipment Leasing - 0.13%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
5.750%, 07/15/2027(e)	470,000	421,355
5.375%, 03/01/2029(e)	57,000	47,498

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Equipment Leasing (continued)
Hertz Corp., 5.000%, 12/01/2029(e)	$320,000	$247,266
		716,119

Farming/Agriculture - 0.07%
Central Garden & Pet Co., 4.125%, 10/15/2030	500,000	410,893

Financial Intermediaries - 1.82%
Enova International, Inc., 8.500%, 09/15/2025(e)	1,100,000	958,215
Intesa Sanpaolo SpA:
5.017%, 06/26/2024(e)	1,600,000	1,529,416
5.710%, 01/15/2026(e)	1,300,000	1,240,432
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	1,622,000	1,214,497
5.750%, 11/15/2031(e)	1,120,000	858,984
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	1,300,000	1,134,893
5.750%, 09/15/2031(e)	500,000	373,830
PRA Group, Inc., 5.000%, 10/01/2029(e)	840,000	697,216
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	1,870,000	1,749,759
World Acceptance Corp., 7.000%, 11/01/2026(e)	570,000	408,377
		10,165,619

Food Products - 0.83%
B&G Foods, Inc., 5.250%, 04/01/2025	350,000	323,281
Lamb Weston Holdings, Inc.:
4.125%, 01/31/2030(e)	1,200,000	1,041,846
4.375%, 01/31/2032(e)	350,000	305,164
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	950,000	795,525
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	1,750,000	1,664,871
5.500%, 12/15/2029(e)	200,000	179,194
4.500%, 09/15/2031(e)	390,000	320,112
		4,629,993

Food Service - 1.13%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	1,248,000	1,085,810
4.375%, 01/15/2028(e)	1,300,000	1,138,631
3.500%, 02/15/2029(e)	670,000	568,334
4.000%, 10/15/2030(e)	450,000	362,581
Aramark Services, Inc., 5.000%, 02/01/2028(e)	140,000	127,163
Performance Food Group, Inc., 5.500%, 10/15/2027(e)	520,000	482,300
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	1,240,000	1,127,520
3.625%, 03/15/2031	1,110,000	934,986
4.625%, 01/31/2032	550,000	487,462
		6,314,787

Food/Drug Retailers - 0.58%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	2,600,000	2,327,780
5.875%, 02/15/2028(e)	950,000	889,570
		3,217,350

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	57

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Forest Products - 0.51%
Clearwater Paper Corp., 4.750%, 08/15/2028(e)	$400,000	$345,628
Graphic Packaging International LLC, 3.500%, 03/01/2029(e)	240,000	201,823
Mercer International, Inc., 5.125%, 02/01/2029	1,940,000	1,660,242
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	400,000	362,614
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	310,000	276,311
		2,846,618

Healthcare - 1.24%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(e)	650,000	608,289
5.000%, 04/15/2029(e)	200,000	179,846
Carriage Services, Inc., 4.250%, 05/15/2029(e)	760,000	619,221
DaVita, Inc., 4.625%, 06/01/2030(e)	1,770,000	1,385,949
Encompass Health Corp.:
4.500%, 02/01/2028	400,000	342,878
4.750%, 02/01/2030	1,380,000	1,158,434
Hologic, Inc., 3.250%, 02/15/2029(e)	1,200,000	1,029,024
Tenet Healthcare Corp., 6.125%, 10/01/2028(e)	1,850,000	1,588,910
		6,912,551

Industrial Equipment - 0.12%
ATS Automation Tooling Systems, Inc., 4.125%, 12/15/2028(e)	400,000	334,586
Wabash National Corp., 4.500%, 10/15/2028(e)	450,000	344,812
		679,398

Insurance - 0.69%
MGIC Investment Corp., 5.250%, 08/15/2028	1,240,000	1,112,621
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	770,000	755,975
Radian Group, Inc.:
4.500%, 10/01/2024	500,000	471,259
6.625%, 03/15/2025	1,300,000	1,271,517
4.875%, 03/15/2027	250,000	224,432
		3,835,804

Leisure Goods/Activities/Movies - 0.65%
Carnival Corp., 7.625%, 03/01/2026(e)	650,000	504,969
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	900,000	803,880
Live Nation Entertainment, Inc.:
4.750%, 10/15/2027(e)	1,320,000	1,174,153
3.750%, 01/15/2028(e)	350,000	302,750
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	610,000	517,097
Vista Outdoor, Inc., 4.500%, 03/15/2029(e)	400,000	306,641
		3,609,490

Lodging & Casinos - 1.24%
Boyd Gaming Corp., 4.750%, 06/15/2031(e)	550,000	465,850
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	2,510,000	2,238,368
Cogent Communications Group, Inc.:
3.500%, 05/01/2026(e)	570,000	525,363
7.000%, 06/15/2027(e)	503,000	481,120
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	2,400,000	2,038,749
4.000%, 05/01/2031(e)	400,000	333,604
3.625%, 02/15/2032(e)	400,000	318,668

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Lodging & Casinos (continued)
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(e)	$570,000	$499,365
		6,901,087

Nonferrous Metals/Minerals - 0.49%
Commercial Metals Co., 3.875%, 02/15/2031	1,170,000	938,089
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	480,000	400,289
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	797,000	694,821
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	910,000	728,394
		2,761,593

Oil & Gas - 4.45%
Apache Corp., 5.350%, 07/01/2049	1,030,000	815,857
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	594,000	621,823
Baytex Energy Corp., 8.750%, 04/01/2027(e)	400,000	401,684
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	1,790,000	1,515,619
CNX Resources Corp., 6.000%, 01/15/2029(e)	1,010,000	945,370
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	970,000	848,115
EnLink Midstream LLC, 5.375%, 06/01/2029	530,000	464,698
EnLink Midstream Partners LP:
5.600%, 04/01/2044	1,010,000	717,194
5.450%, 06/01/2047	880,000	624,466
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	500,000	473,477
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	550,000	466,171
Laredo Petroleum, Inc., 10.125%, 01/15/2028	319,000	316,229
MEG Energy Corp., 5.875%, 02/01/2029(e)	1,470,000	1,344,816
Murphy Oil USA, Inc., 4.750%, 09/15/2029	780,000	703,486
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	440,000	378,965
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	850,000	802,379
Occidental Petroleum Corp.:
7.950%, 06/15/2039	300,000	339,593
6.200%, 03/15/2040	640,000	631,725
6.600%, 03/15/2046	190,000	202,342
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	100,000	79,000
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	1,550,000	1,330,412
PBF Holding Co. LLC / PBF Finance Corp.:
7.250%, 06/15/2025	1,230,000	1,151,882
6.000%, 02/15/2028	450,000	382,057
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	750,000	720,742
Petrofac, Ltd., 9.750%, 11/15/2026(e)	1,800,000	1,385,712
Precision Drilling Corp., 6.875%, 01/15/2029(e)	1,430,000	1,281,945
SM Energy Co., 6.750%, 09/15/2026	1,150,000	1,086,391
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,810,000	1,495,456
Transocean, Inc.:
7.250%, 11/01/2025(e)	400,000	296,548
7.500%, 01/15/2026(e)	1,970,000	1,411,249
Vermilion Energy, Inc., 6.875%, 05/01/2030(e)	955,000	855,680
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	780,000	744,058
		24,835,141

Publishing - 0.04%
Gartner, Inc., 3.750%, 10/01/2030(e)	290,000	247,363

Radio & Television - 0.71%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	850,000	682,894

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	59

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Radio & Television (continued)
Lamar Media Corp., 4.000%, 02/15/2030	$263,000	$221,275
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	2,020,000	1,754,461
3.875%, 09/01/2031(e)	700,000	558,730
Univision Communications, Inc., 7.375%, 06/30/2030(e)	145,000	142,488
Urban One, Inc., 7.375%, 02/01/2028(e)	688,000	590,022
		3,949,870

Real Estate Investment Trust and Real Estate Operating Companies - 1.36%
iStar, Inc., 4.250%, 08/01/2025	1,550,000	1,434,416
Kennedy-Wilson, Inc., 4.750%, 02/01/2030	570,000	446,974
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	595,000	545,442
4.625%, 08/01/2029	139,000	122,244
New Residential Investment Corp., 6.250%, 10/15/2025(e)	1,050,000	916,125
Service Properties Trust:
4.750%, 10/01/2026	800,000	584,076
3.950%, 01/15/2028	300,000	205,802
Starwood Property Trust, Inc.:
3.750%, 12/31/2024(e)	750,000	683,869
3.625%, 07/15/2026(e)	1,600,000	1,358,872
4.375%, 01/15/2027(e)	1,520,000	1,321,898
		7,619,718

Retailers (except food & drug) - 0.97%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	450,000	370,550
5.000%, 02/15/2032(e)	1,645,000	1,347,222
FirstCash, Inc., 4.625%, 09/01/2028(e)	2,045,000	1,768,761
Macy's Retail Holdings LLC:
5.875%, 04/01/2029(e)	200,000	170,615
4.300%, 02/15/2043	590,000	372,803
Papa John's International, Inc., 3.875%, 09/15/2029(e)	450,000	371,858
Penske Automotive Group, Inc., 3.750%, 06/15/2029	350,000	292,781
Sonic Automotive, Inc.:
4.625%, 11/15/2029(e)	600,000	465,693
4.875%, 11/15/2031(e)	320,000	241,188
		5,401,471

Steel - 0.93%
Allegheny Technologies, Inc.:
5.875%, 12/01/2027	800,000	709,510
4.875%, 10/01/2029	1,130,000	902,729
Carpenter Technology Corp., 6.375%, 07/15/2028	1,310,000	1,171,604
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	412,000	371,473
6.125%, 04/15/2032(e)	412,000	371,618
United States Steel Corp.:
6.875%, 03/01/2029	1,420,000	1,242,500
6.650%, 06/01/2037	572,000	445,349
		5,214,783

Surface Transport - 0.34%
Danaos Corp., 8.500%, 03/01/2028(e)	540,000	535,537
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	760,000	685,387

See Notes to Financial Statements.

60	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Principal Amount	Value
Surface Transport (continued)
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(e)	$122,000	$115,080
5.000%, 02/01/2028(e)	640,000	549,261
		1,885,265

Telecommunications - 1.42%
CommScope, Inc., 8.250%, 03/01/2027(e)	350,000	277,547
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	950,000	801,800
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(e)	600,000	487,125
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	800,000	711,472
Lumen Technologies, Inc.:
5.125%, 12/15/2026(e)	830,000	700,354
4.500%, 01/15/2029(e)	230,000	171,835
5.375%, 06/15/2029(e)	100,000	79,430
7.600%, 09/15/2039	640,000	503,130
7.650%, 03/15/2042	450,000	346,212
SBA Communications Corp., 3.125%, 02/01/2029	818,000	671,508
Sprint Corp., 7.125%, 06/15/2024	1,000,000	1,029,350
United States Cellular Corp., 6.700%, 12/15/2033	250,000	238,605
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	1,160,000	804,031
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	620,000	455,973
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	760,000	637,895
		7,916,267

Utilities - 0.46%
DPL, Inc., 4.125%, 07/01/2025	1,500,000	1,387,473
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(e)	500,000	483,758
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	850,000	713,630
		2,584,861
TOTAL CORPORATE BONDS
(Cost $188,415,550)		165,024,100

	Shares	Value
COMMON STOCK - 1.53%
Building & Development - 0.00%(f)
Brock Holdings III Inc.(b)	164,832	–

Oil & Gas - 1.53%
Ridgeback Resources Inc.(b)(g)	1,201,345	7,177,084
Total Safety Holdings, LLC(g)	2,951	1,106,625
Utex Industries Holdings, LLC(b)(g)	3,182	233,877
		8,517,586

TOTAL COMMON STOCK
(Cost $13,934,058)		8,517,586

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	228	–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	61

Blackstone Strategic Credit Fund	Portfolio of Investments

 June 30, 2022 (Unaudited)

	Shares	Value (concluded)
Healthcare (continued)
Oil & Gas - 0.00%(f)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

Total Investments- 160.63%
(Cost $981,438,341)		896,864,126

Liabilities in Excess of Other Assets - (0.52)%		(2,923,063)

Mandatory Redeemable Preferred Shares - (8.11)%
(liquidation preference plus distributions payable on term preferred shares)		(45,285,626)

Leverage Facility - (52.00)%		(290,300,000)

Net Assets - 100.00%		$558,355,437

Amounts above are shown as a percentage of net assets as of June 30, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

6M US L - 6 Month LIBOR as of June 30, 2022 was 2.94%

3M US SOFR - 3 Month SOFR as of June 30, 2022 was 0.70%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2022, the Fund has unfunded delayed draw loans in the amount of $1,220,065. Fair value of these unfunded delayed draws was $1,142,695.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $115,163,239, which represented approximately 20.63% of net assets as of June 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Amount represents less than 0.005% of net assets.

(g)	Non-income producing security.

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $314,742,102, $300,026,588 and $981,438,341, respectively)	$291,435,799	$275,746,888	$896,864,126
Cash	1,805,731	1,599,699	8,949,411
Receivable for investment securities sold	7,457,341	7,490,435	22,889,730
Interest receivable	1,284,704	1,797,108	4,919,948
Net unrealized appreciation on unfunded loan commitments	41,205	23,749	78,809
Prepaid offering cost	145,203	489,153	–
Prepaid expenses and other assets	13,464	13,987	24,745
Total Assets	302,183,447	287,161,019	933,726,769

LIABILITIES:
Payable for investment securities purchased	12,915,502	11,515,588	37,516,964
Leverage facility	94,500,000	89,100,000	290,300,000
Interest due on leverage facility	276,479	187,503	408,318
Accrued investment advisory fee payable	360,242	171,003	758,362
Accrued fund accounting and administration fees payable	160,824	146,759	461,140
Accrued trustees' fees payable	24,407	19,109	65,709
Other payables and accrued expenses	330,207	279,962	661,710
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(38,443) and $(86,497), respectively)(a)	–	19,961,557	44,913,503
Distributions payable on mandatory redeemable preferred shares	–	126,945	285,626
Total Liabilities	108,567,661	121,508,426	375,371,332
Net Assets Attributable to Common Shareholders	$193,615,786	$165,652,593	$558,355,437

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,523,716, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,524	$12,708	$44,664
Paid-in capital in excess of par value	263,797,589	236,887,594	839,706,479
Total distributable earnings	(70,195,327)	(71,247,709)	(281,395,706)
Net Assets Attributable to Common Shareholders	$193,615,786	$165,652,593	$558,355,437

Net Asset Value per Common Share	$14.32	$13.04	$12.50

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	63

Blackstone Credit Funds	Statements of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$8,767,654	$8,728,277	$27,433,726
Facility and other fees	52,965	68,521	234,199
Total Investment Income	8,820,619	8,796,798	27,667,925

EXPENSES:
Investment advisory fee	1,397,228	1,103,698	4,872,388
Fund accounting and administration fees	169,548	148,377	515,455
Insurance expense	42,723	42,721	51,268
Legal and audit fees	122,708	137,561	236,323
Custodian fees	52,113	36,109	102,292
Trustees' fees and expenses	56,594	47,387	160,004
Printing expense	8,337	13,405	17,013
Transfer agent fees	10,434	15,997	15,867
Interest on leverage facility	802,612	780,094	2,528,786
Amortization of deferred financing costs	–	17,796	40,041
Other expenses	12,437	26,940	37,923
Distributions to mandatory redeemable preferred shares	–	360,418	810,940
Total Expenses	2,674,734	2,730,503	9,388,300
Net Investment Income	6,145,885	6,066,295	18,279,625

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(3,876,387)	(4,358,602)	(12,481,196)
Net realized loss:	(3,876,387)	(4,358,602)	(12,481,196)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded commitments	(23,055,632)	(24,644,906)	(77,843,394)
Net change in unrealized appreciation/(depreciation) on investments	(23,055,632)	(24,644,906)	(77,843,394)
Net Realized and Unrealized Loss on Investments	(26,932,019)	(29,003,508)	(90,324,590)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(20,786,134)	$(22,937,213)	$(72,044,965)

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income(a)	$6,145,885	$13,813,221	$6,066,295	$13,497,245	$18,279,625	$41,471,880
Net realized gain/(loss)	(3,876,387)	(636,485)	(4,358,602)	234,539	(12,481,196)	(1,950,794)
Net change in unrealized appreciation/(depreciation) on Investment securities and unfunded commitments	(23,055,632)	4,608,802	(24,644,906)	2,830,426	(77,843,394)	11,718,069
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(20,786,134)	17,785,538	(22,937,213)	16,562,210	(72,044,965)	51,239,155

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(4,898,908)	(13,362,661)	(4,778,311)	(13,101,880)	(14,649,917)	(39,929,957)
Net Decrease in Net Assets from Distributions to Common Shareholders	(4,898,908)	(13,362,661)	(4,778,311)	(13,101,880)	(14,649,917)	(39,929,957)

Proceeds from sale of common shares (net of offering costs)	32,583	–	–	–	–	–
Cost of shares repurchased	(170,192)	(451,155)	–	–	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	51,564	162,123	–	7,232	–	–
Net Increase/(Decrease) from Capital Share Transactions	(86,045)	(289,032)	–	7,232	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(25,771,087)	4,133,845	(27,715,524)	3,467,562	(86,694,882)	11,309,198

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	219,386,873	215,253,028	193,368,117	189,900,555	645,050,319	633,741,121
End of period	$193,615,786	$219,386,873	$165,652,593	$193,368,117	$558,355,437	$645,050,319

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $360,418 and $810,940, respectively, to holders of MRPS for the six months ended June 30, 2022. For the fiscal year ended December 31, 2021, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,000 and $1,624,500, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	65

Blackstone Credit Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2022 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(20,786,134)	$(22,937,213)	$(72,044,965)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(118,412,590)	(148,677,525)	(364,043,199)
Payment-in-kind interest	(124,582)	(165,219)	(698,069)
Proceeds from disposition of investment securities	128,876,115	160,034,184	402,671,911
Net discounts (accreted)/premiums amortized	(504,779)	(501,684)	(1,476,724)
Net realized (gain)/loss on:
Investment securities	3,876,387	4,358,602	12,481,196
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded commitments	23,055,632	24,644,906	77,843,394
Amortization of deferred financing costs	–	17,796	40,041
(Increase)/Decrease in assets:
Interest receivable	99,936	(309,351)	(425,715)
Prepaid offering costs	(145,203)	(65,935)	–
Receivable for dividend reinvest	23,504	–	–
Net unrealized appreciation on unfunded loan commitments	(43,400)	(25,702)	(85,021)
Prepaid expenses and other assets	24,872	24,203	16,465
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(582)	(1,311)
Interest due on loan facility	121,337	116,846	156,302
Payable to Adviser for offering costs	–	(68,282)	–
Accrued investment advisory fees payable	111,992	(27,583)	(97,912)
Accrued fund accounting and administration expense	961	(15,167)	(103,927)
Accrued trustees' fees payable	(2,914)	(4,959)	(14,434)
Other payables and accrued expenses	(11,997)	(19,718)	59,355
Net Cash Provided by/(Used in) Operating Activities	16,159,137	16,377,617	54,277,387

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	2,000,000	15,000,000	32,500,000
Payments on leverage facility	(13,000,000)	(24,800,000)	(66,000,000)
Cost of shares repurchased	(170,192)	–	–
Proceeds from sale of common shares (net of offering costs)	32,583	–	–
Distributions paid - common shareholders - net of distributions reinvested	(7,025,593)	(6,506,636)	(19,562,999)
Net Cash Used in Financing Activities	(18,163,202)	(16,306,636)	(53,062,999)

Net Increase/(Decrease) in Cash	(2,004,065)	70,981	1,214,388
Cash, beginning balance	$3,809,796	$1,528,718	$7,735,023
Cash, ending balance	$1,805,731	$1,599,699	$8,949,411

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$681,275	$663,248	$2,372,484
Reinvestment of distributions	$51,564	–	–

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.21		$15.88	$16.41	$16.48	$17.57	$17.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.45		1.02	1.08	1.31	1.32	1.26
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.98)		0.30	(0.72)	(0.06)	(1.00)	(0.14)
Total Income/(Loss) from Investment Operations	(1.53)		1.32	0.36	1.25	0.32	1.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.36)		(0.99)	(1.09)	(1.32)	(1.41)	(1.16)
Total Distributions to Common Shareholders	(0.36)		(0.99)	(1.09)	(1.32)	(1.41)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–		–	0.20	–	–	–
Total Capital Share Transactions	–		–	0.20	–	–	–
Net asset value per common share - end of period	$14.32		$16.21	$15.88	$16.41	$16.48	$17.57
Market price per common share - end of period	$13.30		$17.17	$14.22	$16.15	$15.33	$18.00

Total Investment Return - Net Asset Value(c)	(9.43%)		8.57%	4.98%	7.92%	1.88%	6.67%
Total Investment Return - Market Price(c)	(20.58%)		28.43%	(4.48%)	14.17%	(7.49%)	6.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$193,616		$219,387	$215,253	$250,848	$251,645	$267,903
Ratio of expenses to average net assets attributable to common shares	2.54	%(d)	2.36%	2.75%	3.54%	3.35%	3.01%
Ratio of expenses to average managed assets(e)	1.72	%(d)	1.60%	1.87%	2.37%	2.25%	2.02%
Ratio of net investment income to average net assets attributable to common shares	5.83	%(d)	6.23%	7.19%	7.82%	7.49%	7.11%
Portfolio turnover rate	34	%(f)	97%	76%	40%	88%	135%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$94,500		$105,500	$100,000	$123,500	$124,000	$132,000
Average borrowings outstanding during the period (000s)	$100,539		$105,974	$104,521	$125,408	$132,067	$132,323
Asset coverage, end of period per $1,000(g)	$3,049		$3,079	$3,153	$3,031	$3,029	$3,030

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

(b)	Calculated using average common shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	67

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.22		$14.94	$15.74	$15.62	$17.09	$16.94
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.48		1.06	1.18	1.46	1.46	1.34
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.28)		0.25	(0.79)	0.12	(1.32)	0.05
Total Income/(Loss) from Investment Operations	(1.80)		1.31	0.39	1.58	0.14	1.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.38)		(1.03)	(1.19)	(1.46)	(1.61)	(1.24)
Total Distributions to Common Shareholders	(0.38)		(1.03)	(1.19)	(1.46)	(1.61)	(1.24)

Net asset value per common share - end of period	$13.04		$15.22	$14.94	$15.74	$15.62	$17.09
Market price per common share - end of period	$11.50		$14.70	$13.42	$15.64	$13.74	$15.92

Total Investment Return - Net Asset Value(d)	(11.78%)		9.26%	4.41%	10.73%	1.25%	8.85%
Total Investment Return - Market Price(d)	(19.44%)		17.48%	(5.62%)	25.08%	(4.40%)	7.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$165,653		$193,368	$189,901	$199,982	$198,399	$217,067
Ratio of expenses to average net assets attributable to common shares	2.97	%(e)	2.69%	3.08%	3.85%	3.73%	3.03%
Ratio of expenses to average managed assets(f)	1.82	%(e)	1.67%	1.89%	2.36%	2.31%	1.93%
Ratio of net investment income to average net assets attributable to common shares	6.60	%(e)	6.89%	8.28%	9.15%	8.52%	7.82%
Portfolio turnover rate	45	%(g)	90%	77%	40%	75%	126%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,127		$20,128	$20,128	$20,128	$20,122	$20,121
Total shares outstanding (000s)	20		20	20	20	20	20
Asset coverage, end of period per $1,000(h)	$2,518		$2,626	$2,638	$2,562	$2,556	$2,644
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$89,100		$98,900	$95,900	$108,000	$107,500	$112,000
Average borrowings outstanding during the period (000s)	$98,391		$100,347	$93,946	$109,385	$115,392	$105,633
Asset coverage, end of period per $1,000(i)	$3,085		$3,157	$3,189	$3,037	$3,032	$3,117

(a)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

(b)	Calculated using average common shares outstanding.

(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	69

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.44		$14.19	$15.25	$15.30	$16.89	$16.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.41		0.93	1.08	1.35	1.38	1.26
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.02)		0.21	(1.04)	(0.06)	(1.46)	0.10
Total Income/(Loss) from Investment Operations	(1.61)		1.14	0.04	1.29	(0.08)	1.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.33)		(0.89)	(1.10)	(1.34)	(1.51)	(1.26)
Total Distributions to Common Shareholders	(0.33)		(0.89)	(1.10)	(1.34)	(1.51)	(1.26)
Net asset value per common share - end of period	$12.50		$14.44	$14.19	$15.25	$15.30	$16.89
Market price per common share - end of period	$11.17		$13.49	$12.48	$14.38	$13.47	$15.71

Total Investment Return - Net Asset Value(d)	(11.12%)		8.60%	2.03%	9.29%	(0.02%)	8.79%
Total Investment Return - Market Price(d)	(14.98%)		15.36%	(4.83%)	17.05%	(5.37%)	10.75%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$558,355		$645,050	$633,741	$681,312	$683,578	$754,442
Ratio of expenses to average net assets attributable to common shares	3.06	%(e)	2.78%	3.15%	3.97%	3.72%	3.29%
Ratio of expenses to average managed assets(f)	1.93	%(e)	1.77%	2.00%	2.50%	2.36%	2.10%
Ratio of net investment income to average net assets attributable to common shares	5.95	%(e)	6.36%	7.90%	8.68%	8.20%	7.38%
Portfolio turnover rate	33	%(g)	101%	77%	40%	76%	136%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,286		$45,287	$45,287	$45,287	$45,274	$45,272
Total shares outstanding (000s)	45		45	45	45	45	45
Asset coverage, end of period per $1,000(h)	$2,665		$2,749	$2,790	$2,697	$2,682	$2,796
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$290,300		$323,800	$309,100	$356,500	$361,500	$375,000
Average borrowings outstanding during the period (000s)	$317,742		$325,709	$306,661	$363,945	$387,479	$384,195
Asset coverage, end of period per $1,000(i)	$3,079		$3,131	$3,196	$3,037	$3,015	$3,132

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit Fund was known as the Blackstone / GSO Strategic Credit Fund.

(b)	Calculated using average common shares outstanding.

(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

See Notes to Financial Statements.

70	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	71

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (formerly known as Blackstone / GSO Senior Floating Rate Term Fund) (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the SEC declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the period ended June 30, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (formerly known as Blackstone / GSO Long-Short Credit Income Fund) (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of June 30, 2022, BGX has not yet sold any shares pursuant to this shelf registration.

Blackstone Strategic Credit Fund (formerly known as Blackstone / GSO Strategic Credit Fund) (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

72	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL, BGX, and BGB became effective on December 10, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | June 30, 2022	73

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2022:

Blackstone Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$36,951,865	$6,181,923	$43,133,788
Chemical & Plastics	–	7,255,953	1,420,222	8,676,175
Conglomerates	–	6,070,783	63,274	6,134,057
Drugs	–	3,199,315	373,574	3,572,889
Electronics/Electric	–	48,152,591	936,999	49,089,590
Healthcare	–	35,917,792	933,333	36,851,125
Industrial Equipment	–	11,005,551	1,364,853	12,370,404
Leisure Goods/Activities/Movies	–	10,308,209	823,200	11,131,409
Retailers (except food & drug)	–	–	58,556	58,556
Other	–	90,533,512	–	90,533,512
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	10,870,573	10,870,573
Corporate Bonds	–	19,013,721	–	19,013,721
Warrants
Healthcare	–	–	–	–
Total	$–	$268,409,292	$23,026,507	$291,435,799

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	39,362	1,843	41,205
Total	–	39,362	1,843	41,205

74	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Blackstone Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$31,741,307	$5,494,199	$37,235,506
Chemical & Plastics	–	5,586,380	1,373,810	6,960,190
Conglomerates	–	3,145,945	51,776	3,197,721
Drugs	–	2,767,874	330,213	3,098,087
Electronics/Electric	–	42,069,992	785,892	42,855,884
Healthcare	–	26,964,156	825,000	27,789,156
Industrial Equipment	–	7,860,330	1,189,674	9,050,004
Leisure Goods/Activities/Movies	–	7,888,746	727,650	8,616,396
Retailers (except food & drug)	–	–	43,918	43,918
Other	–	70,893,845	–	70,893,845
Collateralized Loan Obligation Securities Structured Finance Obligations	–	882,811	11,973,156	12,855,967
Corporate Bonds	–	53,150,214	–	53,150,214
Warrants
Healthcare	–	–	–	–
Total	$–	$252,951,600	$22,795,288	$275,746,888

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	22,239	1,510	23,749
Total	–	22,239	1,510	23,749

Blackstone Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$104,139,897	$19,279,481	$123,419,378
Chemical & Plastics	–	20,334,730	4,455,600	24,790,330
Conglomerates	–	10,613,333	171,345	10,784,678
Drugs	–	8,003,359	1,094,039	9,097,398
Electronics/Electric	–	144,981,569	2,915,997	147,897,566
Healthcare	–	93,024,551	2,733,333	95,757,884
Industrial Equipment	–	25,865,557	4,054,774	29,920,331
Leisure Goods/Activities/Movies	–	25,335,296	2,410,800	27,746,096
Retailers (except food & drug)	–	–	175,670	175,670
Other	–	253,729,927	–	253,729,927
Corporate Bonds	–	165,024,100	–	165,024,100
Common Stock
Building & Development	–	–	–	–
Oil & Gas	–	1,106,625	7,410,961	8,517,586
Warrants
Healthcare	–	–	–	–
Oil & Gas	–	–	3,182	3,182
Total	$–	$852,158,944	$44,705,182	$896,864,126

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	73,812	4,997	78,809
Total	–	73,812	4,997	78,809

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

Semi-Annual Report | June 30, 2022	75

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$6,737,603	$6,265,917	$144,751	$(1,298)	$13,146,973
Accrued discount/ premium	5,775	2,147	–	–	7,922
Realized Gain/(Loss)	134	(10,005)	–	–	(9,871)
Change in Unrealized Appreciation/(Depreciation)	(344,866)	(1,157,992)	(144,751)	3,141	(1,644,468)
Purchases	987,736	6,427,500	–	–	7,415,236
Sales Proceeds	(13,927)	(656,994)	–	–	(670,921)
Transfer into Level 3	6,741,020	–	–	–	6,741,020
Transfer out of Level 3	(1,957,541)	–	–	–	(1,957,541)
Balance as of June 30, 2022	$12,155,934	$10,870,573	$–	$1,843	$23,028,350
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022	$(773,151)	$(1,173,918)	$(144,751)	$3,141	$(2,088,679)

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$5,650,482	$8,895,174	$198,367	$(1,136)	$14,742,887
Accrued discount/ premium	4,676	2,999	–	–	7,675
Realized Gain/(Loss)	117	(10,005)	–	–	(9,888)
Change in Unrealized Appreciation/(Depreciation)	(288,774)	(1,427,991)	(198,367)	2,646	(1,912,486)
Purchases	879,821	5,169,974	–	–	6,049,795
Sales Proceeds	(12,137)	(656,995)	–	–	(669,132)
Transfer into Level 3	6,224,611	–	–	–	6,224,611
Transfer out of Level 3	(1,636,664)	–	–	–	(1,636,664)
Balance as of June 30, 2022	$10,822,132	$11,973,156	$–	$1,510	$22,796,798
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022	$(522,048)	$(1,443,919)	$(198,367)	$2,646	$(2,161,688)

Blackstone Strategic Credit Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$18,906,289	$4,773,980	$632,478	$(3,813)	$24,308,934
Accrued discount/ premium	16,610	–	–	–	16,610
Realized Gain/(Loss)	352	–	–	–	352
Change in Unrealized Appreciation/(Depreciation)	(990,022)	2,636,981	(629,296)	8,810	1,026,473
Purchases	2,978,508	–	–	–	2,978,508
Sales Proceeds	(36,623)	–	–	–	(36,623)
Transfer into Level 3	21,548,860	–	–	–	21,548,860
Transfer out of Level 3	(5,132,935)	–	–	–	(5,132,935)
Balance as of June 30, 2022	$37,291,039	$7,410,961	$3,182	$4,997	$44,710,179
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022	$(2,357,502)	$2,636,981	$(629,296)	$8,810	$(341,007)

76	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$12,155,934	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	10,870,573	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.25x
Unfunded Loan Commitments	1,843	Third Party Vendor Pricing Services	Broker Quote	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$10,822,132	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	11,973,156	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.25x
Unfunded Loan Commitments	1,510	Third Party Vendor Pricing Services	Broker Quote	N/A

			Unobservable	Value/Rate
Blackstone Strategic Credit Fund	Fair Value	Valuation Technique	Input(s)	(Weighted Average)
Floating Rate Loan Interests	$37,291,039	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	233,877	Third Party Vendor Pricing Services	Broker Quotes	N/A
	7,177,084	Discounted Cash Flows	Discount Rate(a)	10%
	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quote	N/A
	–	Performance Multiple Methodology	EBITDA Multiple(a)	4.25x
Unfunded Loan Commitments	4,997	Third Party Vendor Pricing Services	Broker Quote	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2022, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of, and during, the period ended June 30, 2022, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Semi-Annual Report | June 30, 2022	77

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BGX's shelf registration statement, through June 30, 2022, are approximately $557,435. The Statement of Assets and Liabilities reflects the current offering costs of $489,153 as deferred offering costs, of which $423,218 will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Offering costs incurred in connection with BSL’s shelf registration statement, through June 30, 2022, are approximately $145,203. The Statement of Assets and Liabilities reflects the current offering costs of $145,203 as deferred offering costs. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

COVID-19 and Global Economic Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy continued reopening in 2022 and robust economic activity has supported a continued recovery, certain geographies, most notably China, have experienced setbacks.

Additionally, certain of our investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’s economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its portfolio companies and operations, and the ability of the Fund to achieve its investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of June 30, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (formerly known as GSO Capital Partners LP) (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

78	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Trustee Fees: Effective January 1, 2022, the Funds and Blackstone Floating Rate Enhanced Income Fund (the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”), serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2022, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate Term Fund	$107,168,855	$114,371,331
Blackstone Long-Short Credit Income Fund	137,186,710	149,899,462
Blackstone Strategic Credit Fund	326,724,055	360,045,887

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the period ended June 30, 2022, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $18,363, $17,619 and $24,438 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2022 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub-Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL's Common Shares sold through the Sub-Placement Agent. During the period ended June 30, 2022, BSP rebated 0.20% of the gross proceeds of the sale of BSL Common Shares back to BSL totaling $66.

Semi-Annual Report | June 30, 2022	79

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL has implemented a share repurchase program (the “Share Repurchase Program”) over the remaining life of the Fund. The Fund will repurchase up to 15% of outstanding shares in the open market under certain circumstances. If shares of BSL trade at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL will seek to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share (the "Repurchase Price Ceiling"). If the Share Repurchase Program is triggered but an amount of shares less than the Repurchase Quantity is repurchased subject to the Repurchase Price Ceiling, the Fund will continue the Share Repurchase Program the next time, if applicable, shares can be repurchased at a price below the Repurchase Price Ceiling. Such repurchase may continue throughout the remaining life of the Fund, until shares repurchased equal the Repurchase Quantity.

BSL's Share Repurchase Program was triggered on April 22, 2020. For the period ended June 30, 2022, BSL repurchased 12,469 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.02 per share), of $170,192 at a per-share weighted average discount to NAV of 10.09%. For the year ended December 31, 2021, BSL repurchased 32,097 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.02 per share), of $451,155 at a per-share weighted average discount to NAV of 10.07%.

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:
Blackstone Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	13,530,940	13,552,995
Common shares issued in connection with offering	2,004	–
Common shares issued as reinvestment of dividends	3,241	10,042
Less Shares Repurchased	(12,469)	(32,097)
Common shares outstanding - end of period	13,523,716	13,530,940

Blackstone Long-Short Credit Income Fund	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	12,708,275	12,707,797
Common shares issued as reinvestment of dividends	–	478
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit Fund	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

80	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2022, 83.81% of BSL’s Managed Assets were held in Senior Loans, 76.34% of BGX's Managed Assets were held in Secured Loans, and 99.41% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Funds’ credit arrangements and the Funds’ CLO transactions. Instruments in which the Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Funds invest may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Funds and/or issuers of instruments in which the Funds may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

Semi-Annual Report | June 30, 2022	81

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Funds, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2022, BSL, BGX and BGB had invested $20,087,032, $20,531,677 and $71,676,612, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

82	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 9. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2022, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Arc Falcon I, Inc. First Lien Delayed Draw	$10,502	$9,725	$9,271	$8,585	$30,768	$28,491
AthenaHealth Group, Inc. Initial Delayed Draw Term Loan	200,338	185,063	177,101	163,598	590,338	545,328
Medical Solutions LLC, First Lien Delayed Draw Term Loan	258,989	243,513	37,876	35,613	124,546	117,104
Pediatric Assoc. Holding & Co. LLC Delayed Draw Term Loan	2,046	1,918	239	224	787	738
Pro Mach Group, Inc. First Lien Delayed Draw Term Loan	82,551	78,089	83,537	79,021	275,290	260,408
Trident TPI Holdings, Inc. Tranche B-3 Delayed Draw Tem Term Loan	58,017	54,594	14,303	13,459	47,676	44,863
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	55,635	53,827	45,526	44,046	150,660	145,763
Total	$668,078	$626,729	$367,853	$344,546	$1,220,065	$1,142,695

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/depreciation on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2022, BSL, BGX and BGB recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $43,400, $25,702 and $85,021, respectively.

NOTE 10. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2022, BGX did not enter into any credit default swaps.

Semi-Annual Report | June 30, 2022	83

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 11. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the mandatory redeemable preferred stock (“MRPS”) of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s MRPS and BGX’s MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ MRPS will increase if the credit rating for the relevant Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at June 30, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2022 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the period ended June 30, 2022 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021 and November 29, 2021, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, and July 21, 2022, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021 and December 31, 2021, to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL’s and BGB’s Leverage Facilities is charged at a rate of 0.85% above LIBOR with respect to Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest period Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGX's Leverage Facility is charged at a rate of 0.85% above adjusted term SOFR with respect to Tranche A Loans, 1.15% above adjusted term SOFR for one (1) month interest period Tranche B Loans and 1.00% above adjusted term SOFR for three (3) month interest period Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued to adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2022, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $94,500,000, $89,100,000 and $290,300,000, at an interest rate of 2.21%, 2.34% and 2.57%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2022, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $100,538,674 and 1.61%, $98,390,608 and 1.60%, and $317,741,989 and 1.60%, respectively.

84	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2022, BSL’s, BGX’s, and BGB’s leverage represented 32.80%, 39.71% and 37.52% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 7.28% and 5.04% of Managed Assets attributable to the MRPS, respectively.

NOTE 12. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, are allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2021 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate Term Fund	$4	$(4)
Blackstone Long-Short Credit Income Fund	$1	$(1)
Blackstone Strategic Credit Fund	$5	$(5)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2021:

2021	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$13,362,661	$13,823,880	(a)	$41,554,457	(a)
Total	$13,362,661	$13,823,880		$41,554,457

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Semi-Annual Report | June 30, 2022	85

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2021, and as such are deemed to arise on the first day of the year ended December 31, 2022, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate Term Fund	$–	$43,111,580
Blackstone Long-Short Credit Income Fund	$–	$42,717,859
Blackstone Strategic Credit Fund	$–	$184,719,500

At December 31, 2021, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Undistributed ordinary income	$–	$–	$–
Accumulated capital losses	(43,111,580)	(42,717,859)	(184,719,500)
Unrealized appreciation/(depreciation)	(203,426)	258,339	(7,167,446)
Other Cumulative effect of timing differences	(1,195,279)	(1,072,665)	(2,813,878)
Total	$(44,510,285)	$(43,532,185)	$(194,700,824)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2022, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2021 are as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Cost of investments for income tax purposes	$314,694,857	$300,133,453	$981,874,962
Gross appreciation (excess of value over tax cost)	$176,905	$27,628	$407,815
Gross depreciation (excess of tax cost over value)	(23,435,963)	(24,414,193)	(85,418,651)
Net unrealized depreciation	$(23,259,058)	$(24,386,565)	$(85,010,836)

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

86	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 9, 2022, a monthly distribution of $0.074 per share was declared to common shareholders, payable on July 29, 2022 to common shareholders of record on July 22, 2022. On June 9, 2022, a monthly distribution of $0.074 per share was declared to common shareholders, payable August 31, 2022 to common shareholders of record on August 24, 2022.

Shareholder Distributions for BGX: On June 9, 2022, a monthly distribution of $0.079 per share was declared to common shareholders, payable on July 29, 2022 to common shareholders of record on July 22, 2022. On June 9, 2022, a monthly distribution of $0.079 per share was declared to common shareholders, payable August 31, 2022 to common shareholders of record on August 24, 2022.

Shareholder Distributions for BGB: On June 9, 2022, a monthly distribution of $0.067 per share was declared to common shareholders, payable on July 29, 2022 to common shareholders of record on July 22, 2022. On June 9, 2022, a monthly distribution of $0.067 per share was declared to common shareholders, payable August 31, 2022 to common shareholders of record on August 24, 2022.

Semi-Annual Report | June 30, 2022	87

Blackstone Credit Funds	Summary of Dividend Reinvestment Plan

June 30, 2022 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

88	www.blackstone-credit.com

Blackstone Credit Funds	Additional Information

June 30, 2022 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available

(1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders- Voting Results

On April 20, 2022, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Michael F. Holland as Class II Trustee of BSL, term to expire at the 2025 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	5,230,810	46.16%
Withheld	6,100,028	53.84%
Total	11,330,838	100.00%

Proposal 2: The election of Daniel H. Smith, Jr. as Class II Trustee of BSL, term to expire at the 2025 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,996,963	97.05%
Withheld	333,875	2.95%
Total	11,330,838	100.00%

BGX Annual Meeting of Shareholders- Voting Results

On April 20, 2022, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Michael F. Holland as Class I Trustee of BGX, term to expire at the 2025 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	20,000	100.00%
Withheld	0	0.00%
Total	20,000	100.00%

Proposal 2: The election of Daniel H. Smith, Jr. as Class I Trustee of BGX, term to expire at the 2025 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	5,640,746	54.50%
Withheld	4,709,474	45.50%
Total	10,350,220	100.00%

Semi-Annual Report | June 30, 2022	89

Blackstone Credit Funds	Additional Information

June 30, 2022 (Unaudited)

BGB Annual Meeting of Shareholders- Voting Results

On April 20, 2022, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Michael F. Holland as Class III Trustee of BGB, term to expire at the 2025 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	45,000	100.00%
Withheld	0	0.00%
Total	45,000	100.00%

Proposal 2: The election of Daniel H. Smith, Jr. as Class III Trustee of BGB, term to expire at the 2025 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	17,751,226	46.17%
Withheld	20,694,284	53.83%
Total	38,445,510	100.00%

90	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev April 2021

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Semi-Annual Report | June 30, 2022	91

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●     open an account or give us your income information

●     provide employment information or give us your contact information

●     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

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Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Semi-Annual Report | June 30, 2022	93

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

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Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);
●	Professional or employment-related information (e.g., current or past job history); and
●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●   When you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●   When you make transactions with respect to the Fund

●   When you interact with our online platforms and websites (such as bxaccess.com)

●   When you purchase securities from us and/or tell us where to send money

●   From cookies, web beacons, and similar interactions when you or your devices access our sites

●   When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

●   Publicly available and accessible directories and sources

●   Bankruptcy registers

●   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   Governmental and competent regulatory authorities to whom we have regulatory obligations

●   Credit agencies

●   Fraud prevention and detection agencies / organizations

●   Transaction counterparties

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Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●   Meet the resulting contractual obligations we have to you

●   Facilitate the continuation or termination of the contractual relationship between you and the Fund

●   Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●   Undertake our client and investor due diligence, and on-boarding checks

●   Carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

●   Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●   Comply with requests from regulatory, governmental, tax and law enforcement authorities

●   Carry out surveillance and investigations

●   Carry out audit checks

●   Maintain statutory registers

●   Prevent and detect fraud

●   Comply with sanctions requirements

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Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●   Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●   Assess and process any applications or requests made by you

●   Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●   Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●   Address or investigate any complaints, claims, proceedings or disputes

●   Provide you with, and inform you about, our investment products and services

●   Monitor and improve our relationships with investors

●   Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

●   Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’, terrorist financing, and sanctions checks)

●   Manage our risk and operations

●   Comply with our accounting and tax-reporting requirements

●   Comply with our audit requirements

●   Assist with internal compliance with our policies and processes

●   Ensure appropriate group management and governance

●   Keep our internal records

●   Prepare reports on incidents/accidents

●   Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   Analyze and manage commercial risks

●   Seek professional advice, including legal advice

●   Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●   Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●   Monitor communications to/from us using our systems

●   Protect the security and integrity of our information technology systems

●   Protect the security and safety of our buildings and locations where we operate

●   Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●   Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

●   Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Semi-Annual Report | June 30, 2022	97

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Who we share your Personal Data With

Your Personal Data will be shared with:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●     To manage our relationship with you

●     For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●     For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●     Delivering the services you require

●     Managing your investment

●     Supporting and administering investment-related activities

●     Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●     To comply with applicable laws and regulations

●     Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●     Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●     Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●     Supporting and administering investment-related activities

●     Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●     Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

●     Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●     Providing you with investment-related services

●     To comply with applicable legal and regulatory requirements

●     Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
●	Other organizations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in "What Personal Data do we collect about you?" above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data Internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and Your Right to Withdraw It

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details.

Retention and Deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Semi-Annual Report | June 30, 2022	99

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Your Rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)
●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or Queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

100	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

June 30, 2022 (Unaudited)

Contact Us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Semi-Annual Report | June 30, 2022	101

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2022 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 25, 2022, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information, including information provided in response to supplemental requests (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provided to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, with one of the largest credit teams in the US and globally, and has expanded its team and resources. The Adviser also explained to the Board its investment process, as well as its infrastructure and operational teams serving the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consists of 26 closed-end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Senior Loan Leveraged Classification to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. On May 19, 2022, each of the members of the Board participated in a video conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that call. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

102	www.blackstone-credit.com

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2022 (Unaudited)

The Peer Group for BSL consisted of eight funds for each of the 1-, 3-, 5- and 10-year periods ended March 31, 2022 (such periods being hereinafter called the “1-year period”, the “3-year period”, the “5-year period” and the “10-year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same, which consisted of ten funds, including both BGX and BGB, for each of the 1-, 3- and 5- year periods, and, for BGX, five funds, including BGX, for the 10-year period. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans higher than 20% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while three Peer Group funds had less than 50% of their assets allocated to bank loans. Broadridge included funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans higher than 20% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds at that time. The Board also noted that it also had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked second among its Peer Group funds for each of the 3- and 10-year periods; and ranked first among its Peer Group funds for the 5-year period.1 BSL’s returns, measured on a net return basis ranked sixth among its Peer Group funds for the 1-year period; ranked first among its Peer Group funds for each of the 3- and 5-year periods; and ranked eighth among its Peer Group funds for the 10-year period. Whether measured on a gross or net return basis, BSL’s returns were higher than the Peer Group median performance for each of the 3- and 5-year periods and lower than the Peer Group median performance for the 1-year period, and BSL’s gross returns were higher than the Peer Group median performance for the 10-year period, but were lower than the Peer Group median performance with respect to net returns for the 10-year period. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for each of the 1-, 3-, 5-, and 10-year periods. The Broadridge Performance Information noted that BSL’s Sharpe ratio ranked in the second and first quartile for each of the 3- and 5-year periods, respectively. On a gross return basis, BSL’s Sharpe ratio ranked sixth, third, second and eighth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BSL’s Sharpe ratio ranked fifth, fourth, third and eighth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked third among its Peer Group funds for the 3- and 5-year periods; and ranked first among its Peer Group funds for the 10-year period. BGX’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked third among its Peer Group funds for the 3- and 5-year periods; and ranked third among its Peer Group funds for the 10-year period. The Fund’s gross and net returns were better than the Peer Group median return in the 1-, 3-, 5- and 10-year periods. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis outperformed its Peer Group medians and benchmark for each of the 1-, 3-, 5-, and 10-year periods. On a gross return basis, BGX’s Sharpe ratio ranked fourth, fourth, fourth and fifth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BGX’s Sharpe ratio ranked fifth, fifth, sixth and last, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked seventh among its Peer Group funds for the 1-year period; ranked sixth among its Peer Group funds for the 3-year period; and ranked fifth among its Peer Group funds for the 5-year period. BGB’s returns, measured on a net return basis, ranked seventh among its Peer Group funds for the 1-year period; ranked ninth among its Peer Group funds for the 3-year period; and ranked eighth among its Peer Group funds for the 5-year period. The Fund’s returns on both a gross and net return basis were lower than the Peer Group median performance for each of the 1- and 3-year periods, and the Fund’s gross returns were better than the Peer Group median return in the 5-year period, but the Fund’s net returns were below the Peer Group median return for the 5-year period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGB outperformed its benchmark on a gross return basis for each of the 1-, 3- and 5-year periods. The Broadridge Performance Information showed that BGB’s Sharpe ratio, on a gross return basis, was ranked third among its Peer Group funds for the 1-year period; ninth among the Peer Group funds for the 3-year period; and eighth among the Peer Group funds for the 5-year period. BGB’s Sharpe ratio on a net return basis was ranked sixth among the Peer Group funds for the 1-year period; and ninth among the Peer Group funds for each of the 3- and 5-year periods.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser discussed with the Board whether the Morningstar Senior Loan Leveraged Classification provides relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

Semi-Annual Report | June 30, 2022	103

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2022 (Unaudited)

The Board also noted the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser continues to utilize a disciplined investment approach with respect to the Funds, as well as a systematic approach for the high yield portions of their portfolios. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to that Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Senior Loan Leveraged Classification and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The eight funds in BSL’s Peer Group had average common share net assets ranging from $153.00 million to $753.09 million. Six of the other funds in the Peer Group were larger than BSL and one was smaller. The Broadridge Expense Information—which compared BSL’s actual total expenses to the Peer Group—showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked seventh among the eight funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked sixth among the funds in the Peer Group and were lower than the Peer Group median for that expense component.

BGX

The ten funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $151.21 million to $753.09 million. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information—which compared BGX’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked fourth among the funds in the Peer Group and was better (i.e., lower) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked sixth among the funds in the Peer Group and were lower than the Peer Group median for that expense component.

BGB

The ten funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $151.21 million to $753.09 million. One of the other funds in the Peer Group was larger than BGB and eight were smaller. The Broadridge Expense Information—which compared BGB’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked ninth among the funds in the Peer Group and was higher than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Board took into account that Broadridge Expense Information indicated that the gross expense ratios of BSL, BGX and BGB decreased and that most fee components remained flat year-over-year, while interest expense decreased. The Board also noted that the allocation of non-compensation expenses to the Funds increased year-over-year as the Adviser’s employees returned from the COVID pandemic.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employs in managing the Funds’ investment portfolios, including the Adviser’s standing and reputation in the leveraged finance market and the strength of its trading and middle office and risk management support teams. The Board noted that the Advisory Fee for each of BSL, BGX and BGB were slightly higher year-over-year. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for concise peer grouping. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale. The Adviser provided, and the Board considered, expense information contained in the Broadridge Expense Information in support of this belief.

104	www.blackstone-credit.com

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2022 (Unaudited)

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was at a level which was not considered excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that BGB currently does not have any plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board further noted that BGX and BSL were currently in the same circumstance, except that either could engage in an at-the-market offering to raise additional capital. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

Semi-Annual Report | June 30, 2022	105

Blackstone Credit Funds	Trustees & Officers

June 30, 2022 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (5 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds
Jane M. Siebels Birth Year: 1960	Trustee, Member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Ms. Siebels is CEO and Chair of Homer Technology. Previously, she was a Consultant at Per4M and advised a small global equity hedge fund. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; JackPotJoy (Bahamas) (until 2022); Amber Asset Management (until 2019); Green Cay Asset Management (until 2017)

106	www.blackstone-credit.com

Blackstone Credit Funds	Trustees & Officers

June 30, 2022 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2025 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

TRUSTEE EMERITUS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Michael F. Holland(4) Birth Year: 1944	Trustee Emeritus

Trustee From:

BSL: April 2010 – May 2022

BGX: November 2010 – May 2022

BGB: May 2012 – May 2022

Trustee Emeritus Since:

BSL: May 2022

BGX: May 2022

BGB: May 2022

Trustee Emeritus

Term Expires:

BSL: May 2023

BGX: May 2023

BGB: May 2023

			Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	N/A	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)

Semi-Annual Report | June 30, 2022	107

Blackstone Credit Funds	Trustees & Officers

June 30, 2022 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of Blackstone Credit and Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of Blackstone Credit and General Counsel of Blackstone Credit. Before joining Blackstone Credit in 2007, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Principal of Blackstone Credit and part of the Institutional Client Solutions team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee, Trustee Emeritus and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.

(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

(4)	Mr. Holland became a Trustee Emeritus of the Funds effective May 25, 2022.

108	www.blackstone-credit.com

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 2, 2022

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 2, 2022

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 2, 2022